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                                                        [NEUBERGER BERMAN LOGO]

Neuberger Berman
EQUITY ASSETS-Registered Trademark-

                                  SEMI-ANNUAL REPORT
                                  FEBRUARY 28, 1999

Focus Assets
Genesis Assets
Guardian Assets
Manhattan Assets
Partners Assets

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TABLE OF CONTENTS

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
    THE FUNDS

    CHAIRMAN'S LETTER                              A-4

    PORTFOLIO COMMENTARY
Focus Assets                                       A-5
Genesis Assets                                     A-8
Guardian Assets                                   A-11
Manhattan Assets                                  A-14
Partners Assets                                   A-17

    PERFORMANCE HIGHLIGHTS                         B-1

    FINANCIAL STATEMENTS                           B-4

    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Focus Assets                                      B-14
Genesis Assets                                    B-15
Guardian Assets                                   B-16
Manhattan Assets                                  B-17
Partners Assets                                   B-18

    THE PORTFOLIOS

    SCHEDULE OF INVESTMENTS
      TOP TEN EQUITY HOLDINGS
Focus Portfolio                                    C-1
Genesis Portfolio                                  C-3
Guardian Portfolio                                 C-7
Manhattan Portfolio                               C-10
Partners Portfolio                                C-13

    FINANCIAL STATEMENTS                          C-18

    FINANCIAL HIGHLIGHTS
Focus Portfolio                                   C-32
Genesis Portfolio                                 C-33
Guardian Portfolio                                C-34
Manhattan Portfolio                               C-35
Partners Portfolio                                C-36

    OTHER INFORMATION
Directory/Officers and Trustees                    D-1
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                                      A-3
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CHAIRMAN'S LETTER                                                 April 16, 1999

Dear Fellow Shareholder,
  The first half of fiscal 1999 was the best of times and worst of times for equities investors. In September 1998, the first month of this reporting period, global economic and financial market turmoil sent stocks plummeting. Then, with three waves of interest rate cuts, Federal Reserve Chairman Alan Greenspan seemed to make the market's problems disappear and stocks surged back to record highs. However, not all stocks participated equally in the market recovery. Growth stocks performed significantly better than value stocks across the market capitalization spectrum, and large-cap stocks, in general, outperformed mid- and small-cap stocks. These short-term performance trends are reflected in the varying returns achieved by our different funds this time period.
  No one knows what the market has in store for us in the future or which investment style or capitalization sector will be most productive. That's why we believe prudent investors should diversify, rather than put all or most of their eggs in whatever style/capitalization portfolio has produced the most generous recent returns. That means making and maintaining positions in current laggards as well as current leaders.
  In closing, at Neuberger Berman, we are dedicated to offering quality funds managed by talented and experienced investors, not rushing to market with the latest "hot" product. We are proud of the long-term, solid performance of our family of investment products and are confident that our disciplined approach will keep us focused on the long-term potential of our funds. To that end, we try to look beyond day-to-day market volatility and not overreact to short-term events, which could negatively impact our funds. We believe this strategy has benefited our shareholders in the past and will continue to do so in the years to come.

Sincerely,

/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger Berman Equity Assets

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PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Focus Assets

   PORTFOLIO MANAGER KENT SIMONS EMPLOYS A BOTTOM-UP STOCK SELECTION PROCESS SEEKING HIGH-QUALITY COMPANIES TRADING AT DISCOUNTED VALUATIONS. IDEALLY, PORTFOLIO HOLDINGS HAVE ABOVE MARKET AVERAGE EARNINGS GROWTH AND TRADE AT BELOW MARKET AVERAGE PRICE/EARNINGS MULTIPLES. AS THE NAME IMPLIES, THE FOCUS PORTFOLIO IS MORE CONCENTRATED THAN OUR OTHER EQUITY FUNDS, GENERALLY HOLDING 60 STOCKS OR LESS, WITH THE TEN LARGEST POSITIONS REPRESENTING A SIGNIFICANT PORTION OF PORTFOLIO ASSETS.

  For the six-month period ended February 28, 1999, Focus Assets gained 41.73% versus the Standard & Poor's 500 Index's 30.32% return (see page B-1 for average annual total returns through March 31, 1999).*
  The same industry groups and many of the same stocks that restrained performance in the early part of last year rebounded during the six-month reporting period and posted strong gains -- rewarding our patience and, once again, validating our thesis that owning high-quality companies at discounted valuations is a productive long-term investment strategy. Our two largest industry group commitments, financial services and technology, which represent a total of approximately 36% of the portfolio assets, performed well during the past six months. In fact, all five of the portfolio's largest holdings are within these two groups, and, on average, they appreciated more than 40%.
  Within financial services, the portfolio's holdings rebounded after experiencing severe pressure following the Russian default in August, an event that Wall Street quickly characterized as a crisis. Aided considerably by three interest rate cuts by the Federal Reserve last fall, this "crisis" did not, in fact, materialize, and the stocks returned to their prior, and in our opinion, more normal valuations. It is worth noting that during the turmoil in the financial markets last summer, the actual businesses of our financial holdings held up quite well. One of our basic assumptions when we established our core positions in Citigroup, Chase Manhattan and Morgan Stanley Dean Witter was that over time, we believed these firms would increase their market share because of their product breadth, financial strength and superior management. This, in fact, proved to be the case during last summer's turmoil.

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          Focus Assets (Cont'd)

  Moreover, the long-term case for our positions in financial services remains very much intact. Demographics in the United States point to increased savings and investment as baby boomers prepare for retirement. In addition, we expect to see accelerated investment banking activity overseas as the rest of the world follows the U.S. model and more corporate assets come under public ownership. To make the most of an opportunity, we believe a firm needs to have an institutional and retail presence, a global reach, and a strong balance sheet. Our core holdings -- Citigroup, Chase and Morgan Stanley -- meet these criteria.
  Our technology holdings posted good gains during this reporting period -- in aggregate, up more than 70%. These attractive returns did not come from high multiple market favorites like Intel, Microsoft, Dell Computer or Lucent Technologies -- all great companies, but well out of the value range. Our gains came from high-quality, but previously out-of-favor companies like Applied Materials and KLA-Tencor, both of which are semi-conductor equipment manufacturers, as well as Texas Instruments, a leading maker of digital service providers (DSP), and software companies Oracle and Rational Software.
  Of course, we did have some disappointments during this reporting period, both on a negative return and opportunity-lost basis. The stock price of Sierra Health Services, one of our health care positions, declined during this period. In hindsight, it appears our sale of Merrill Lynch during this period was premature. In our opinion, Morgan Stanley Dean Witter emerged from the third quarter 1998 global financial debacle looking healthier than Merrill, which had suffered substantial trading losses. While Merrill was laying off workers, Morgan Stanley Dean Witter was using its excess capital to repurchase shares. Since our earnings projections for both companies were virtually identical and Merrill was trading up to 20% higher than Morgan Stanley Dean Witter, we decided to sell Merrill and add to our Morgan Stanley Dean Witter position.
  In closing, I want to stress a few things about our approach and focused portfolios in general. First, we take substantial positions in

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          Focus Assets (Cont'd)
industry groups, not because we are making top-down macro-economic judgments, but rather because that is where we find the most compelling investment values. Secondly, although over the short term, our more concentrated portfolio will most likely be more volatile than a more widely diversified fund, this does not necessarily reflect volatile operating results for our portfolio companies. In the recently released Morgan Stanley Dean Witter 1998 Annual Report, the Chairman expresses his puzzlement over the wide swings in the company's stock price during a period in which revenues and profits held steady. Unfortunately, short-term stock price volatility is something we may all have to endure. Longer term, we believe quality companies that can consistently grow revenues and earnings will provide good returns. Finally, contrary to today's conventional wisdom, you don't always have to pay up for great companies. The fact that our portfolio has a price/earnings ratio lower than the S&P 500 with above market average projected earnings growth (by Institutional Brokers Estimate System), demonstrates that you can buy some very good companies at reasonable valuations.

Sincerely,

/s/ Kent Simons

Kent Simons
PORTFOLIO MANAGER

*The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. ("NBMI") and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.
 The composition, industries and holdings of the Portfolio are subject to change. No single holding of Focus Portfolio makes up more than a small fraction of the Portfolio's total assets.
 While the value-oriented approach is intended to limit risks, the Portfolio -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.
 Please remember that past performance is not indicative of future results.

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PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Genesis Assets

   PORTFOLIO CO-MANAGERS JUDITH VALE AND ROBERT D'ALELIO FOCUS ON
   "EASY-TO-UNDERSTAND" COMPANIES IN THE LESS GLAMOROUS SECTORS OF THE SMALL-CAPITALIZATION STOCK UNIVERSE. BY AVOIDING THE CUTTING-EDGE TECHNOLOGY COMPANIES THAT ATTRACT SO MUCH SPECULATIVE ATTENTION IN THE SMALL-CAP MARKET, THEY ARE BETTER ABLE TO IDENTIFY FUNDAMENTALLY UNDERVALUED STOCKS WITH EXCEPTIONAL GROWTH POTENTIAL. THIS VALUE-ORIENTED APPROACH TO SMALL-CAP INVESTING TRANSLATES INTO A PORTFOLIO WITH FAVORABLE RISK/REWARD CHARACTERISTICS.

  For the six-month period ended February 28, 1999, Genesis Assets gained 7.19% versus the Russell 2000 Index's 16.79% return (see page B-1 for average annual total returns through March 31, 1999).*
  The Genesis portfolio's lagging performance, relative to its benchmark, is largely explained by the small-cap market's strong bias to growth during this reporting period. To further illustrate this point, we'd like to point out that the Russell 2000 Growth Index gained 29.28% over the last six months, compared to the Russell 2000 Value Index's considerably more modest 4.93% return.*
  Three Federal Reserve interest rate cuts last fall seemed to inspire small-cap investors to throw caution to the wind and bid up the most attractive stocks in the small-cap growth arena, most notably the already richly-valued Internet group. The more mundane, but in our view, much more attractively priced small-cap stocks, languished. In general, our holdings posted relatively good earnings gains -- meeting or exceeding our expectations. However, investors just didn't seem to notice or care. Only time will tell whether paying sky-high multiples to earnings -- in those instances where earnings even exist -- will continue to be productive. Our feeling is that many of the most sensational small-cap performers during this reporting period will have a very hard time meeting investors' increasingly grandiose expectations. If earnings realities fail to live up to current fantasies, small-cap speculators will likely get burned.
  On an absolute and relative basis, our best returns during this reporting period came from the consumer staples sector, highlighted by strong gains for Brinker International, Church & Dwight, and First Brands, which was acquired by Clorox. The First Brands/Clorox deal illustrates a trend in the market that we believe will ultimately breathe more life into undervalued small-cap stocks. These two companies are

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          Genesis Assets (Cont'd)
in similar businesses and have comparable earnings growth rates. Clorox, which at the time of the acquisition was trading at around 33 times earnings, was able to use its richly-valued stock to pay a 100% premium for First Brands, which prior to the announcement of the deal, was trading at just 13 times earnings. If you combine the earnings of both companies, the deal was particularly attractive for Clorox, even before factoring in very large potential cost savings. We've since sold our position in Clorox and taken profits; however, we believe going forward, more and more richly-valued, large-cap companies will use their stock as currency to buy smaller undervalued companies within their own industries. This should eventually lead to increased investor recognition for small-cap stocks.
  As a group, our consumer cyclical investments also performed well, with stocks like 99 Cents Only Stores, Black Box Corp, and St. John Knits all posting strong gains. In addition, our financial holdings, in particular, small regional banks, consumer credit companies, and insurers, contributed positive returns for the portfolio.
  On the negative side, our energy investments continued to disappoint during the six-month period. However, we are still overweighted in energy, primarily in small oil services companies, because we believe we see light at the end of what has been a dark tunnel for these stocks. In our view, oil prices are creeping higher and non-OPEC supply is being depleted. In addition, we believe global demand should pick up as Asian economies recover. When combined, these factors seem to us to point to renewed drilling activity and a potential profit recovery for small oil services companies. As a result, we see a lot of upside potential for these severely depressed stocks.
  While our over-weighting in small utilities companies helped us during the sharp market decline in September, since then, our utilities holdings have been ho-hum performers. That's because small-cap investors have tended to focus on faster-growth industries. We continue to believe the utilities sector presents a great store of value, and are optimistic that the opportunities in this area will surface via accelerating cost driven consolidation in this newly deregulated industry. Our "low voltage" technology investments have also languished. In general, these portfolio companies have legitimate high teens/low twenties earnings

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          Genesis Assets (Cont'd)
growth rates. But, that hasn't been exciting enough for tech investors, who have been willing to pay up for companies with faster earnings growth potential.
  Like most small-cap investors, we are somewhat dismayed that much more richly-valued, large-cap stocks continue to outperform what we view as much better fundamental bargains in the small-cap sector. It is not unusual for small-cap stocks to underperform large-caps for extended periods of time. These periods have been followed by briefer periods in which small caps outperformed -- often by a wide margin. While it is impossible to predict precisely when this performance tide will turn, we believe it tends to happen when everyone least expects it to. Who would have known that at the end of 1990 -- a terrible year for small-cap stocks -- they would come roaring back and outperform large caps by nearly 50% over the next three years? We will remain patient and dedicated to uncovering quality small-cap companies that are trading at reasonable valuations. When small-cap stocks reassert themselves, we believe the Genesis portfolio is well positioned to benefit.

Sincerely,

/s/ Judity Vale      /s/ Robert D'Alelio

Judith Vale and Robert D'Alelio
PORTFOLIO CO-MANAGERS

*The Russell 2000-Registered Trademark- Index is an unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 11% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $222 million. The Russell 2000-Registered Trademark-Growth Index measures the performance of those Russell
 2000-Registered Trademark- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000-Registered Trademark- Value Index measures the performance of those Russell 2000-Registered Trademark-Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. ("NBMI") and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.
 The composition, industries and holdings of the Portfolio are subject to change. Genesis Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets. THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATIONS ARE SET FORTH IN THE PROSPECTUS. Please remember that past performance is not indicative of future results.

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PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Guardian Assets

   PORTFOLIO CO-MANAGERS KEVIN RISEN AND RICK WHITE FOCUS ON "FIRST-RATE" COMPANIES IN INDUSTRIES THAT ARE CURRENTLY OUT OF FAVOR. RECOGNIZING THAT "CHEAP" STOCKS ARE NOT NECESSARILY UNDERVALUED, THEY SEEK WELL-MANAGED, FINANCIALLY SOUND COMPANIES TRADING AT FUNDAMENTALLY ATTRACTIVE PRICES RELATIVE TO THEIR LONG-TERM EARNINGS GROWTH POTENTIAL. BY CONCENTRATING THE PORTFOLIO IN HIGH-QUALITY WALL STREET "ORPHANS," THE PORTFOLIO MANAGEMENT TEAM ATTEMPTS TO CONSISTENTLY TAKE ADVANTAGE OF OPPORTUNITIES CREATED BY INVESTORS' OVERREACTION TO REAL OR PERCEIVED PROBLEMS.

  For the six-month period ended February 28, 1999, Guardian Assets gained 24.14% versus the Russell 1000 Value Index's 22.53% advance and the Standard & Poor's 500 Index's 30.32% return (see page B-1 for average annual total returns through March 31, 1999).*
  We are pleased to report that the Guardian portfolio materially outperformed the Russell 1000 Value Index in first half fiscal 1999. We achieved such competitive results versus the S&P 500 during a period in which growth continued to outperform value. In fact, for the five-month period beginning at the end of September (a particularly difficult month for value stocks and our portfolio), we actually outperformed the S&P 500.
  A lot of the good things, and some of the not so good things, that happened to the portfolio in first half fiscal 1999 can be traced back to the events of late summer/early fall 1998. Ongoing economic turmoil in Southeast Asia, the Russian debt default, and the well-publicized problems of highly leveraged hedge funds culminated in a swift and merciless market decline in September. The basic materials, capital goods, energy, financial services, and technology sectors all fell sharply in response to global economic and financial market turmoil. During this chaos, we were in the process of restructuring the portfolio -- both in terms of choosing the stocks we wanted to keep and those we wanted to discard, as well as taking steps to further diversify the portfolio. We didn't escape the September market massacre unscathed, but, in our opinion, the decisions we made during those trying times have generally worked in our favor.
  In the technology sector, we elected to own shares in out-of-favor semi-conductor equipment manufacturers like Applied Materials,

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          Guardian Assets (Cont'd)
KLA-Tencor, and Teradyne, all of which posted 100% plus gains during this six-month reporting period. We also stayed with Micron Technology, Sun Microsystems and Texas Instruments, companies that rewarded our patience with large gains. In addition, we've gradually reduced positions in some of the big winners in the portfolio and have recently been moving into larger, more diversified technology companies like IBM and Xerox. These companies are less cyclical because they serve many different industries, and in our opinion, they have better valuation support at current prices.
  In the financial services sector, our best returns in this reporting period came from two money center banks, Citigroup and Chase Manhattan, as well as Morgan Stanley Dean Witter, a blue chip broker/ asset manager. While the bulk of Citigroup's positive performance surfaced after the merger with Travelers Group, in our view, all of these companies were substantially undervalued after sharp declines in late summer/early fall 1998. Because these stocks are no longer quite as inexpensive, we have been reducing our positions there. Instead, we have been gravitating to domestic financial services franchises that we find more fundamentally appealing, primarily because their fortunes are not directly linked to the relative health of the global capital and credit markets. Such examples include banks, like Banc One and Wells Fargo, whose operations are concentrated in the U.S., and consumer finance companies such as Associates First Capital Corp., which we expect to benefit from ongoing strength in consumer spending in the U.S.
  Although the portfolio has been underweighted in communications services and energy, both groups contributed to six-month positive returns. In addition to reaping positive returns from our holdings in MCI Worldcom, the portfolio got a big lift when AirTouch agreed to be acquired by Vodaphone. Recently, we have established a small position in AT&T. We would like to own more telecommunications stocks, but we won't stretch our value parameters to do so. Our decision back in September to trade out of oil services companies and into larger, more financially robust international oils helped us generate attractive returns in a sector that posted only modest gains.
  On the other hand, several stocks we chose to hold have not recovered much of the ground lost in September. For example, our basic

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          Guardian Assets (Cont'd)
materials and capital goods investments have languished. With global economic weakness continuing to restrain commodities prices and capital goods spending, we are taking another hard look at stocks in these sectors. We think these stocks have valuation support at current prices, but we would like to see more evidence of a potential turnaround in the form of firming commodities prices and increased capital goods spending. In addition, we were disappointed in our airline holdings and believe we may have already seen peak earnings for this cycle. However, we think the industry is now somewhat less cyclical than it was in the past and with current airline valuations very depressed, we are inclined to remain patient with our current positions.
  In closing, we are pleased with the portfolio's impressive performance compared to the Russell 1000 Value Index and competitive performance relative to the S&P 500. We believe most of the decisions we made in September 1998, following a very difficult period for the portfolio, have worked in shareholders' favor. Looking ahead, we believe Guardian has the potential to generate more consistent returns with less risk and lower volatility.

Sincerely,

/s/ Kevin Risen           /s/ Rick White

Kevin Risen and Rick White
PORTFOLIO CO-MANAGERS

*The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The Russell 1000-Registered Trademark-Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000-Registered Trademark- Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. ("NBMI") and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.

 The composition, industries and holdings of the Portfolio are subject to change. Guardian Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Please remember that past performance is not indicative of future results.

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PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Manhattan Assets

   PORTFOLIO CO-MANAGERS JENNIFER SILVER AND BROOKE COBB LOVE
   SURPRISES -- POSITIVE EARNINGS SURPRISES THAT IS. THEIR RESEARCH REVEALS THAT THE STOCKS OF COMPANIES CONSISTENTLY EXCEEDING CONSENSUS EARNINGS ESTIMATES HAVE TENDED TO BE TERRIFIC PERFORMERS. THEY USE A COMPUTER TO SCREEN THE MID-CAP GROWTH STOCK UNIVERSE TO ISOLATE STOCKS WHOSE MOST RECENT EARNINGS HAVE BEAT THE STREET'S EXPECTATIONS. THEY THEN ROLL UP THEIR SLEEVES AND, THROUGH DILIGENT FUNDAMENTAL RESEARCH, STRIVE TO IDENTIFY THOSE COMPANIES MOST LIKELY TO RECORD A STRING OF POSITIVE EARNINGS SURPRISES. THEIR GOAL IS TO INVEST TODAY IN THE FAST GROWING MID-SIZED COMPANIES THAT WILL COMPRISE TOMORROW'S FORTUNE 500.

  For the six-month period ending February 28, 1999, Manhattan Assets gained 26.73% versus the Russell Midcap Growth Index's 33.27% return (see page B-1 for average annual total returns through March 31, 1999).*
  We are pleased with the portfolio's progress in what has been an uneven and volatile mid-cap stock market. During this six-month reporting period, our consumer cyclical investments performed quite well, with specialty retailers Abercrombie & Fitch and Linens 'n Things posting strong gains. Value retailers also reported strong gains, with companies like Costco, Staples, and TJX leading the pack. However, the real star of this industry group category was Amazon.com, which continued to surpass analysts' projections for revenue and earnings growth.
  Our healthcare investments also buoyed returns. Biogen was the biggest winner as Avonex, its new drug for the treatment of multiple sclerosis, quickly reached blockbuster status. As a group, our financial holdings performed well with broker/dealer Donaldson Lufkin & Jenrette, asset manager Northern Trust, and State Street, one of the leading custodian/transfer agents for the mutual fund industry, each gaining more than 40%.
  On the other hand, while returns from our technology holdings were generous on an absolute basis (in aggregate up 26.8%), they were less impressive than more aggressive funds that really cashed in on the Internet stock frenzy. Our approach to the Internet group has been conservative -- we focused on companies we believed had legitimate earnings growth prospects and staying power. As a result, we have been modestly overweighted in the group and our selections have been great

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          Manhattan Assets (Cont'd)
performers, with Infoseek, Yahoo!, and lesser known companies like VERITAS SOFTWARE and Network Appliance, all gaining more than 100% in this six-month reporting period. We did miss out on some spectacular short-term gains in some other ".com" companies which, in our opinion, had more sizzle than substance. However, we can envision these gains evaporating quickly if reality fails to live up to the hype surrounding these companies. And, true to our sell discipline, technology holdings like CBT Group, J.D. Edwards and SmarTalk were sold during the period because they failed to meet our earnings expectations.
  In addition, some of our investments in capital goods companies were disappointing. Although our capital goods holdings, as a group, posted modest gains, earnings continued to be restrained by weak global demand and a lack of pricing flexibility.
  In terms of indices, the Russell Midcap Growth Index outperformed the S&P 500 Index during the six-month reporting period. However, most of the mid-cap sector's outperformance occurred during a spirited, but relatively short-lived rally in November/December 1998. During the first two months of 1999, the S&P outperformed once again, leaving mid-cap investors wondering just what it takes to keep up with the large-cap competition.
  We recently conducted a survey of earnings growth and valuations in these two capitalization sectors. In 1998, S&P 500 earnings advanced 2%. By comparison, Russell Midcap Index and Russell Midcap Growth Index earnings grew by 8% and 25%, respectively. If you look at earnings growth for these three indices on an unweighted basis (earnings from all component stocks given equal weighting in calculating the indices' earnings growth rate), the discrepancy was even greater. Within that context, S&P 500 earnings were flat, and Russell Midcap and Russell Midcap Growth earnings grew by 13% and 36%, respectively.
  The results of this survey may seem confusing. In view of these earnings dynamics, it would appear that the two mid-cap indices should have outperformed the large-cap benchmark in 1998. In fact, just the opposite occurred -- they materially lagged the S&P 500. The reason may be that large-cap valuations have been growing much faster than earnings, which has resulted in even better relative value in the mid-cap sector. Presently, on a price/sales, price/earnings, and P/E relative to

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          Manhattan Assets (Cont'd)
earnings growth rate basis, mid-cap stocks are at or near historical lows versus large-cap stocks. The question then becomes if, and when, this will change.
  One indication of value in the mid-cap sector is increasing merger and acquisition activities. Over the last six months, four of our portfolio holdings, Ascend Communications, Sofamor Danek Group, SunAmerica, Inc., and HBO & Company, have been acquired. A fifth, Level One Communications, is in the midst of negotiating an acquisition by Intel. It seems that while the investment public has yet to fully acknowledge value in the mid-cap sector, business buyers are steadily taking advantage of bargains.
  In closing, the Manhattan portfolio continued to reward shareholders in the first few months of 1999. We can't predict what will happen over the next six months, but the portfolio has the critical fundamental characteristics -- superior earnings growth potential and reasonable valuations relative to projected earnings growth rates -- that we believe has the potential to translate into excellent long-term performance.

Sincerely,

/s/ Jennifer Silver                       /s/ Brooke Cobb

Jennifer Silver and Brooke Cobb
PORTFOLIO CO-MANAGERS

*The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The Russell Midcap-Trademark- Growth Index is an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap-Trademark- Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which in turn, consists of the 1,000 largest US companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. ("NBMI") and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.

 The composition, industries and holdings of the Portfolio are subject to change. Manhattan Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Please remember that past performance is not indicative of future results.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Partners Assets

   PORTFOLIO CO-MANAGERS MICHAEL KASSEN, ROBERT GENDELMAN AND S. BASU MULLICK FOCUS ON OUT-OF-FAVOR LARGE-CAP STOCKS AND MID-SIZED COMPANIES LESS WIDELY FOLLOWED BY WALL STREET ANALYSTS. THEY ARE PARTICULARLY PARTIAL TO GROWTH STOCKS THAT HAVE EXPERIENCED TEMPORARY SETBACKS, BUT WHOSE LONGER-TERM FUNDAMENTAL OUTLOOK REMAINS STRONG. THE PORTFOLIO MANAGEMENT TEAM VIEWS STOCKS AS PIECES OF BUSINESSES THEY WOULD LIKE TO OWN RATHER THAN PIECES OF PAPER TO TRADE BASED ON SHORT-TERM PRICE FLUCTUATIONS. THE GOAL IS TO FIND QUALITY COMPANIES TRADING AT A DISCOUNT TO THEIR INTRINSIC ECONOMIC VALUE.

  For the six-month period ended February 28, 1999, Partners Assets returned 20.01% versus the Russell 1000 Value Index's 22.53% advance and the S&P 500 Index's 30.32% gain (see page B-1 for average annual total returns through March 31, 1999).*
  During the first half of fiscal 1999, our technology investments performed particularly well -- in aggregate, up more than 60%. We achieved these strong returns without owning high price/earnings multiple market darlings like Intel, Microsoft, Dell Computer, Lucent, or any of the sizzling Internet stocks. Our focus on high-quality companies like Texas Instruments, Hewlett-Packard and Northern Telecom, whose multiples are below the market average, validated our belief that buying quality technology companies at opportunistic prices can generate attractive risk-adjusted returns.
  Our healthcare positions also performed quite well. Once again, we did not own the glamour stocks like Merck and Pfizer. Instead, we held smaller, and in our opinion, much more reasonably valued drug companies like ALZA, Biogen, and Baxter International. Each of these companies has new drug introductions we believe will have a very favorable impact on future results.
  In the consumer staples sector, we did well with our holdings in Anheuser-Busch (beer), McDonald's (fast foods), Tricon Global Restaurants (pizza, fried chicken and tacos), and Nabisco Holdings (cookies). Kimberly Clark (diapers) and MediaOne Group (cellular telephone and cable television) also rewarded us.

----------------------------------------------------------------------
          Partners Assets (Cont'd)

  Our financial holdings were mixed. In the banking group, Bank One, Chase Manhattan and Citigroup performed well, while our holdings in BankBoston disappointed. And even as our holdings in Morgan Stanley Dean Witter, a broker/asset manager, soared, we had flat returns in Countrywide Credit, a mortgage finance company. In general, our larger-capitalization financial holdings performed materially better than our mid-cap positions.
  In aggregate, the portfolio's capital goods, transportation, and energy holdings declined over this reporting period. Capital goods companies continue to suffer the aftereffects of the Asian economic flu -- slack demand and no pricing flexibility. We believe our current capital goods investments represent high quality and great value. However, over the short-to-intermediate term, we believe our patience will likely continue to be tested. The same can be said for our energy holdings, which have suffered as oil prices have remained depressed. We are not anticipating a sharp rise in oil prices in the immediate future. However, we are sufficiently contrarian to challenge the current consensus that oil prices will stay at current levels indefinitely.
  Our airline holdings, primarily Continental Airlines, declined during this six-month reporting period. Wall Street seems to believe we have seen peak earnings in this cycle and consequently, price/earnings multiples have contracted. We believe airline earnings will level off, but not plunge the way they have during previous down cycles.
  Within utilities, The Williams Companies, the only big winner among our otherwise disappointing holdings there, is really two companies -- a large gas pipeline and a telecommunications network. Several years ago, Williams used its steady cash flow from the pipeline business to build a telecommunications network (WilTel), which it eventually sold at a handsome profit to Worldcom (now MCI Worldcom). It is doing it all over again, laying an advanced fiber optic network along its 32,000 miles of gas pipeline. Recently, SBC Communications, (formerly Southwestern Bell), has contracted for the use of this new fiber optic network and taken a 10% stake in the business. We

----------------------------------------------------------------------
          Partners Assets (Cont'd)
believe the combined value of the gas pipeline and telecommunications network is a bit higher than $40 per share -- above Williams' $37 per share price at the end of this reporting period. Williams has announced it will be spinning off a portion of this new communications network business to the public. We believe this should help surface value and perhaps foreshadow a more complete restructuring. We reserve the right to change our opinion on Williams Companies should circumstances warrant it. But, right now, we think it has excellent upside potential.
  In the first two months of 1999, growth stocks continued to outperform value stocks and large-cap stocks continued to outperform smaller companies. However, our stock picking discipline produced generous absolute returns in this uneven market. We believe our portfolio represents quality and value -- the cornerstones of a prudent and productive investment program.

Sincerely,

/s/ Robert Gendelman      /s/ Michael Kassen      /s/ S. Basu Mullick

Robert Gendelman, Michael Kassen, and S. Basu Mullick,
PORTFOLIO CO-MANAGERS

*The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The Russell 1000-Registered Trademark-Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000-Registered Trademark- Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. ("NBMI") and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.

 The composition, industries and holdings of the Portfolio are subject to change. Partners Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Please remember that past performance is not indicative of future results.

                 (This page has been left blank intentionally.)

PERFORMANCE HIGHLIGHTS

                                                         FOR PERIODS
                                                        ENDED 3/31/99
                                              ---------------------------------
                               SIX MONTH
                                PERIOD              AVERAGE ANNUAL TOTAL
NEUBERGER BERMAN                 ENDED                   RETURNS(1)
EQUITY ASSETS                  2/28/99(1)      1 YR         5 YR         10 YR
-------------------------------------------------------------------------------
FOCUS ASSETS(2)                  +41.73%        +5.18%     +19.90%      +16.86%
GUARDIAN ASSETS                  +24.14%        -7.43%     +14.59%      +14.25%
PARTNERS ASSETS                  +20.01%        -3.21%     +19.38%      +15.68%
S&P 500 INDEX(3)                 +30.32%       +18.43%     +26.19%      +18.92%
RUSSELL
1000-REGISTERED TRADEMARK-
 VALUE INDEX(3)                  +22.53%        +5.04%     +22.07%      +16.71%
MANHATTAN ASSETS                 +26.73%        +0.49%     +15.46%      +13.96%
RUSSELL MIDCAP-TM- GROWTH
 INDEX(3)                        +33.27%        +8.89%     +18.87%      +16.97%
GENESIS ASSETS                    +7.19%       -19.71%     +13.83%      +12.07%
RUSSELL
2000-REGISTERED TRADEMARK-
 INDEX(3)                        +16.79%       -16.26%     +11.22%      +11.46%

   Each Fund commenced operations in September 1996 (except Neuberger Berman Partners Assets-Registered Trademark- and Neuberger Berman Genesis Assets-SM-, which commenced operations in August 1996 and April 1997, respectively).
   The Funds have identical investment objectives and policies and invest in the same Portfolio as other funds ("Sister Funds") of similar names, which are also managed by Neuberger Berman Management Inc.-Registered Trademark- The performance information for the Funds prior to their commencement of operations is for the Sister Funds. Neuberger Berman Management Inc. currently absorbs certain operating expenses of each Fund and their pro rata share of their Portfolio's operating expenses which, in the aggregate, exceed 1.50% per annum of each Fund's average daily net assets, until December 31, 2008. Neuberger Berman Management Inc. previously agreed to waive a portion of the management fee borne directly by Neuberger Berman Genesis Portfolio-SM- and indirectly by Neuberger Berman Genesis Assets. Absent such arrangements, the average annual total returns of the Funds would have been less. The total returns for periods prior to the Funds' commencement of operations would have been lower had they reflected the higher expense ratios of the Funds as compared to those of the Sister Funds.
1) Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.
2) Prior to November 1, 1991, the investment policies of its Sister Fund required that it invest a substantial portion of its assets in the energy field.
3) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap-Trademark-Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 issuers having the smallest capitalization in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $222 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolios invest in many securities not included in any of the above-described indices.

   THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

                 (This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger Berman
----------------------------------------------------------------------
          Equity Assets

                                                        FOCUS           GENESIS
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                ASSETS           ASSETS
                                                    -------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $       1,546    $      56,806
      Deferred organization costs (Note A)                     29               38
      Receivable for Trust shares sold                          1              761
      Receivable from administrator -- net (Note
        B)                                                    226               --
                                                    -------------------------------
                                                            1,802           57,605
                                                    -------------------------------
LIABILITIES
      Payable for Fund expenses (Note B)                      164               --
      Payable for Trust shares redeemed                        --               13
      Payable to administrator -- net (Note B)                 --               10
      Accrued organization costs (Note A)                      58               --
      Accrued expenses                                         36               36
                                                    -------------------------------
                                                              258               59
                                                    -------------------------------
NET ASSETS at value                                 $       1,544    $      57,546
                                                    -------------------------------

NET ASSETS consist of:
      Par value                                     $          --    $           5
      Paid-in capital in excess of par value                1,007           63,742
      Accumulated undistributed net investment
        income (loss)                                          (3)              58
      Accumulated net realized gains (losses) on
        investment                                             66           (1,410)
      Net unrealized appreciation (depreciation)
        in value of investment                                474           (4,849)
                                                    -------------------------------
NET ASSETS at value                                 $       1,544    $      57,546
                                                    -------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                            96            5,045
                                                    -------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                    $16.01           $11.41
                                                    -------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                   February 28, 1999 (Unaudited)
----------------------------------------------------------------------
          Equity Assets

                                                       GUARDIAN        MANHATTAN         PARTNERS
                                                        ASSETS           ASSETS           ASSETS
                                                    ------------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $      23,619    $         199    $      60,211
      Deferred organization costs (Note A)                     29               29               28
      Receivable for Trust shares sold                          1               20               56
      Receivable from administrator -- net (Note
        B)                                                     --              236               --
                                                    ------------------------------------------------
                                                           23,649              484           60,295
                                                    ------------------------------------------------
LIABILITIES
      Payable for Fund expenses (Note B)                       --              166               --
      Payable for Trust shares redeemed                        --               --              113
      Payable to administrator -- net (Note B)                 16               --               31
      Accrued organization costs (Note A)                      --               58               --
      Accrued expenses                                         27               39               29
                                                    ------------------------------------------------
                                                               43              263              173
                                                    ------------------------------------------------
NET ASSETS at value                                 $      23,606    $         221    $      60,122
                                                    ------------------------------------------------

NET ASSETS consist of:
      Par value                                     $           2    $          --    $           4
      Paid-in capital in excess of par value               23,443              196           56,112
      Accumulated undistributed net investment
        income (loss)                                           5               (1)             (46)
      Accumulated net realized gains (losses) on
        investment                                           (983)              (2)             (62)
      Net unrealized appreciation (depreciation)
        in value of investment                              1,139               28            4,114
                                                    ------------------------------------------------
NET ASSETS at value                                 $      23,606    $         221    $      60,122
                                                    ------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                         1,758               16            3,995
                                                    ------------------------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                    $13.42           $13.54           $15.05
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Neuberger Berman
----------------------------------------------------------------------
          Equity Assets

                                                       FOCUS         GENESIS
(000'S OMITTED)                                        ASSETS         ASSETS
                                                    ---------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $         6    $       428
                                                    ---------------------------
    Expenses:
      Administration fee (Note B)                             3             81
      Amortization of deferred organization and
        initial offering expenses (Note A)                    6              6
      Auditing fees                                           3              3
      Custodian fees                                          5              5
      Distribution fees (Note B)                              1             51
      Legal fees                                              6              8
      Registration and filing fees                           22             34
      Shareholder reports                                     8             20
      Shareholder servicing agent fees                        8              9
      Miscellaneous                                           1              1
      Expenses from corresponding Portfolio (Notes
        A & B)                                                3            151
                                                    ---------------------------
        Total expenses                                       66            369
      Expenses reimbursed by administrator and/or
        reduced by custodian fee expense offset
        arrangement (Note B)                                (57)           (64)
                                                    ---------------------------
        Total net expenses                                    9            305
                                                    ---------------------------
        Net investment income (loss)                         (3)           123
                                                    ---------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                             79         (1,295)
    Net realized gain on option contracts                    --             --
    Net realized gain on financial futures
      contracts                                              --             --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, and option
      contracts                                             568          1,350
                                                    ---------------------------
        Net gain on investments from corresponding
          Portfolio (Note A)                                647             55
                                                    ---------------------------
        Net increase in net assets resulting from
          operations                                $       644    $       178
                                                    ---------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                          For the Six Months Ended February 28, 1999 (Unaudited)
----------------------------------------------------------------------
          Equity Assets

                                                      GUARDIAN         MANHATTAN         PARTNERS
                                                       ASSETS           ASSETS            ASSETS
                                                    ------------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $       166      $           1     $        578
                                                    ------------------------------------------------
    Expenses:
      Administration fee (Note B)                            43                  1              110
      Amortization of deferred organization and
        initial offering expenses (Note A)                    6                  6                6
      Auditing fees                                           2                  4                3
      Custodian fees                                          5                  5                5
      Distribution fees (Note B)                             27                 --               69
      Legal fees                                             10                  7                8
      Registration and filing fees                           26                 22               34
      Shareholder reports                                     9                  8               10
      Shareholder servicing agent fees                        8                  8                8
      Miscellaneous                                           1                  1                1
      Expenses from corresponding Portfolio (Notes
        A & B)                                               49                  1              130
                                                    ------------------------------------------------
        Total expenses                                      186                 63              384
      Expenses reimbursed by administrator and/or
        reduced by custodian fee expense offset
        arrangement (Note B)                                (25)               (61)              --
                                                    ------------------------------------------------
        Total net expenses                                  161                  2              384
                                                    ------------------------------------------------
        Net investment income (loss)                          5                 (1)             194
                                                    ------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                         (1,011)                (2)             662
    Net realized gain on option contracts                     9                 --               --
    Net realized gain on financial futures
      contracts                                             287                 --               --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, and option
      contracts                                           5,259                 56            8,629
                                                    ------------------------------------------------
        Net gain on investments from corresponding
          Portfolio (Note A)                              4,544                 54            9,291
                                                    ------------------------------------------------
        Net increase in net assets resulting from
          operations                                $     4,549      $          53     $      9,485
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger Berman
----------------------------------------------------------------------
          Equity Assets

                                                      FOCUS                          GENESIS
                                                     ASSETS                          ASSETS
                                           Six Months                      Six Months
                                              Ended           Year            Ended           Year
                                          February 28,        Ended       February 28,        Ended
                                              1999         August 31,         1999         August 31,
(000'S OMITTED)                            (UNAUDITED)        1998         (UNAUDITED)        1998
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $         (3)   $         (1)   $        123    $         49
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                            79             (13)         (1,295)           (133)
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                           568            (132)          1,350          (6,253)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations             644            (146)            178          (6,337)
                                          -------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                           --              --            (113)             --
    Net realized gain on investments                (1)             (6)             --              (3)
                                          -------------------------------------------------------------
    Total distributions to shareholders             (1)             (6)           (113)             (3)
                                          -------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                    1,733             551          39,175          33,602
    Proceeds from reinvestment of
      dividends and distributions                    1               6              58               3
    Payments for shares redeemed                (1,309)            (72)         (6,218)         (3,529)
                                          -------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                           425             485          33,015          30,076
                                          -------------------------------------------------------------
NET INCREASE IN NET ASSETS                       1,068             333          33,080          23,736
NET ASSETS:
    Beginning of period                            476             143          24,466             730
                                          -------------------------------------------------------------
    End of period                         $      1,544    $        476    $     57,546    $     24,466
                                          -------------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      period                              $         (3)   $         --    $         58    $         48
                                          -------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                           145              37           3,270           2,503
    Issued on reinvestment of dividends
      and distributions                             --              --               5              --
    Redeemed                                       (91)             (5)           (523)           (265)
                                          -------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                                   54              32           2,752           2,238
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Assets

                                                   GUARDIAN                    MANHATTAN                     PARTNERS
                                                    ASSETS                       ASSETS                       ASSETS
                                           Six Months                   Six Months                   Six Months
                                             Ended          Year          Ended          Year          Ended          Year
                                          February 28,      Ended      February 28,      Ended      February 28,      Ended
                                              1999       August 31,        1999       August 31,        1999       August 31,
                                          (UNAUDITED)       1998       (UNAUDITED)       1998       (UNAUDITED)       1998
                                          ------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $         5    $      (27)   $        (1)   $       (2)   $       194    $       24
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                         (715)         (322)            (2)            2            662          (705)
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                        5,259        (4,845)            56           (46)         8,629        (4,836)
                                          ------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations          4,549        (5,194)            53           (46)         9,485        (5,517)
                                          ------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                          --            --             --            --           (257)           (8)
    Net realized gain on investments               --          (133)            (1)          (23)            --          (250)
                                          ------------------------------------------------------------------------------------
    Total distributions to shareholders            --          (133)            (1)          (23)          (257)         (258)
                                          ------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                   3,089        14,285             43           143         32,897        31,554
    Proceeds from reinvestment of
      dividends and distributions                  --           134              1            23            238           258
    Payments for shares redeemed               (1,581)         (850)           (83)          (28)       (11,520)       (2,577)
                                          ------------------------------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                        1,508        13,569            (39)          138         21,615        29,235
                                          ------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                      6,057         8,242             13            69         30,843        23,460
NET ASSETS:
    Beginning of period                        17,549         9,307            208           139         29,279         5,819
                                          ------------------------------------------------------------------------------------
    End of period                         $    23,606    $   17,549    $       221    $      208    $    60,122    $   29,279
                                          ------------------------------------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      period                              $         5    $       --    $        (1)   $       --    $       (46)   $       17
                                          ------------------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                          254         1,004              3             9          2,417         2,072
    Issued on reinvestment of dividends
      and distributions                            --            10             --             2             16            18
    Redeemed                                     (119)          (61)            (6)           (2)          (763)         (169)
                                          ------------------------------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                                 135           953             (3)            9          1,670         1,921
                                          ------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)
----------------------------------------------------------------------
          Equity Assets

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Focus Assets-Registered Trademark- ("Focus"), Neuberger Berman Genesis Assets ("Genesis"), Neuberger Berman Guardian Assets-SM-("Guardian"), Neuberger Berman Manhattan
   Assets-Registered Trademark- ("Manhattan"), and Neuberger Berman Partners Assets ("Partners") (collectively, the "Funds") are separate operating series of Neuberger Berman Equity Assets (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated October 18, 1993. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.
      Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding portfolio of Equity Managers Trust (each a "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (0.09%, 3.37%, 0.43%, 0.03%, and 1.52%, for Focus, Genesis,
   Guardian, Manhattan, and Partners, respectively, at February 28, 1999). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.
2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($19,527 expiring in 2006 for Guardian, determined as of August 31, 1998), it is the policy of each Fund not to distribute such gains.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Expenses incurred by each Fund in connection with its organization are being amortized by each Fund on a straight-line basis over a five-year period. At February 28, 1999, the unamortized balance of such expenses amounted to $29,394, $37,589, $29,393, $29,323, and $28,465, for
   Focus, Genesis, Guardian, Manhattan, and Partners, respectively. The accrued organization costs for Focus and Manhattan are payable to Neuberger Berman Management Inc. ("Management"), the administrator of each Fund.
6) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more funds are allocated in proportion to the net assets of such funds, except where a more appropriate allocation of expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund pays Management an administration fee at the annual rate of 0.40% of that Fund's average daily net assets.

Each Fund indirectly pays for investment management services through its investment in its corresponding Portfolio (see Note B of Notes to Financial Statements of the Portfolios).
   Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The trustees of the Trust have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan provides that, as compensation for administrative and other services provided to the Funds, Management's activities and expenses related to the sale and distribution of Fund shares, and ongoing services provided to investors in the Funds, Management receives from each Fund a fee at the annual rate of 0.25% of that Fund's average daily net assets. Management pays this amount to institutions that distribute Fund shares and provide services to the Funds and their shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each Fund during any year may be more or less than the cost of distribution and other services provided to that Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.
   Management has voluntarily undertaken until December 31, 2008, to reimburse each Fund for its operating expenses plus its pro rata portion of its corresponding Portfolio's operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets. For the six months ended February 28, 1999, such excess expenses amounted to $56,994, $63,777, $24,982, and $61,334, for Focus, Genesis, Guardian, and Manhattan, respectively. For the six months ended February 28, 1999, there was no reimbursement by Management to Partners.
   Since inception of Focus and Manhattan, Management has voluntarily undertaken to pay certain expenses of each Fund as an advance. These expenses will be repaid by the Funds to Management in the future, and are included under the caption Payable for Fund expenses in the Statements of Assets and Liabilities.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/or directors of Management.
   Each Fund also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each Fund, but receives fees under the Plan, as described above.

   Each Portfolio has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between each Portfolio and Morgan Stanley & Co. Incorporated ("Morgan"), Morgan has agreed to reimburse each Portfolio for transaction costs incurred on security lending transactions charged by the custodian. The impact of these arrangements, respectively, reflected in the Statements of Operations under the caption Expenses from corresponding Portfolio, was a reduction of $0.14 and $1.36, $3.47 and $73.76, $1.16 and $5.95, $0.04 and $1.02, and $2.34
and $25.90, for Focus, Genesis, Guardian, Manhattan, and Partners, respectively.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the six months ended February 28, 1999, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                                  ADDITIONS       REDUCTIONS
-----------------------------------------------------------------------------
FOCUS                                            $  1,722,947     $1,314,021
GENESIS                                            32,584,703        478,510
GUARDIAN                                            2,881,035      1,470,896
MANHATTAN                                              23,092        101,706
PARTNERS                                           29,896,876      8,521,815

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of each Fund without audit by independent accountants/auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Focus Assets(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                  Six Months
                                                     Ended                               Period from
                                                 February 28,       Year Ended      September 4, 1996(2)
                                                     1999           August 31,          to August 31,
                                                  (UNAUDITED)          1998                 1997
                                               -----------------------------------------------------------
Net Asset Value, Beginning of Period                 $ 11.31            $14.34                 $ 10.00
                                               -----------------------------------------------------------
Income From Investment Operations
    Net Investment Loss                                 (.03)             (.03)                   (.05)
    Net Gains or Losses on Securities (both
     realized and unrealized)                           4.74             (2.42)                   4.39
                                               -----------------------------------------------------------
      Total From Investment Operations                  4.71             (2.45)                   4.34
                                               -----------------------------------------------------------
Less Distributions
    Distributions (from net capital gains)              (.01)             (.58)                     --
                                               -----------------------------------------------------------
Net Asset Value, End of Period                       $ 16.01            $11.31                 $ 14.34
                                               -----------------------------------------------------------
Total Return(3)                                       +41.73%(4)        -17.73%                 +43.40%(4)
                                               -----------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)          $   1.5            $  0.5                 $   0.1
                                               -----------------------------------------------------------
    Ratio of Gross Expenses to Average Net
     Assets(5)                                          1.50%(6)          1.50%                   1.50%(6)
                                               -----------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(7)                                          1.50%(6)          1.50%                   1.50%(6)
                                               -----------------------------------------------------------
    Ratio of Net Investment Loss to Average
     Net Assets                                         (.47%)(6)         (.36%)                  (.43%)(6)
                                               -----------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Assets(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                     Six Months
                                                       Ended                      Period from
                                                    February 28,   Year Ended   April 2, 1997(2)
                                                        1999       August 31,    to August 31,
                                                    (UNAUDITED)       1998            1997
                                                    --------------------------------------------
Net Asset Value, Beginning of Period                   $10.67        $13.21          $10.00
                                                    --------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                          .02           .02            (.01)
    Net Gains or Losses on Securities (both
     realized and unrealized)                             .75         (2.52)           3.22
                                                    --------------------------------------------
      Total From Investment Operations                    .77         (2.50)           3.21
                                                    --------------------------------------------
Less Distributions
    Dividends (from net investment income)               (.03)           --              --
    Distributions (from net capital gains)                 --          (.04)             --
                                                    --------------------------------------------
      Total Distributions                                (.03)         (.04)             --
                                                    --------------------------------------------
Net Asset Value, End of Period                         $11.41        $10.67          $13.21
                                                    --------------------------------------------
Total Return(3)                                         +7.19%(4)    -18.99%         +32.10%(4)
                                                    --------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)            $ 57.5        $ 24.5          $  0.7
                                                    --------------------------------------------
    Ratio of Gross Expenses to Average Net
     Assets(5)                                           1.50%(6)      1.50%           1.50%(6)
                                                    --------------------------------------------
    Ratio of Net Expenses to Average Net Assets(7)       1.50%(6)      1.50%           1.50%(6)
                                                    --------------------------------------------
    Ratio of Net Investment Income (Loss) to
     Average Net Assets                                   .60%(6)       .60%           (.36%)(6)
                                                    --------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Guardian Assets(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                     Six Months
                                                       Ended                        Period from
                                                    February 28,   Year Ended   September 4, 1996(2)
                                                        1999       August 31,      to August 31,
                                                    (UNAUDITED)       1998              1997
                                                    ------------------------------------------------
Net Asset Value, Beginning of Period                   $10.81        $13.88            $10.00
                                                    ------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                           --          (.02)              .01
    Net Gains or Losses on Securities (both
     realized and unrealized)                            2.61         (2.92)             3.88
                                                    ------------------------------------------------
      Total From Investment Operations                   2.61         (2.94)             3.89
                                                    ------------------------------------------------
Less Distributions
    Dividends (from net investment income)                 --            --              (.01)
    Distributions (from net capital gains)                 --          (.13)               --
                                                    ------------------------------------------------
      Total Distributions                                  --          (.13)             (.01)
                                                    ------------------------------------------------
Net Asset Value, End of Period                         $13.42        $10.81            $13.88
                                                    ------------------------------------------------
Total Return(3)                                        +24.14%(4)    -21.34%           +38.92%(4)
                                                    ------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)            $ 23.6        $ 17.5            $  9.3
                                                    ------------------------------------------------
    Ratio of Gross Expenses to Average Net
     Assets(5)                                           1.51%(6)      1.50%             1.50%(6)
                                                    ------------------------------------------------
    Ratio of Net Expenses to Average Net Assets(7)       1.51%(6)      1.50%             1.50%(6)
                                                    ------------------------------------------------
    Ratio of Net Investment Income (Loss) to
     Average Net Assets                                   .05%(6)      (.16%)            (.12%)(6)
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Assets(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                     Six Months
                                                       Ended                        Period from
                                                    February 28,   Year Ended   September 4, 1996(2)
                                                        1999       August 31,      to August 31,
                                                    (UNAUDITED)       1998              1997
                                                    ------------------------------------------------
Net Asset Value, Beginning of Period                   $10.76        $13.75            $10.00
                                                    ------------------------------------------------
Income From Investment Operations
    Net Investment Loss                                  (.06)         (.11)             (.08)
    Net Gains or Losses on Securities (both
     realized and unrealized)                            2.94         (1.22)             3.94
                                                    ------------------------------------------------
      Total From Investment Operations                   2.88         (1.33)             3.86
                                                    ------------------------------------------------
Less Distributions
    Distributions (from net capital gains)               (.10)        (1.66)             (.11)
                                                    ------------------------------------------------
Net Asset Value, End of Period                         $13.54        $10.76            $13.75
                                                    ------------------------------------------------
Total Return(3)                                        +26.73%(4)    -11.29%           +38.86%(4)
                                                    ------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)            $  0.2        $  0.2            $  0.1
                                                    ------------------------------------------------
    Ratio of Gross Expenses to Average Net
     Assets(5)                                           1.50%(6)      1.50%             1.50%(6)
                                                    ------------------------------------------------
    Ratio of Net Expenses to Average Net Assets(7)       1.50%(6)      1.50%             1.50%(6)
                                                    ------------------------------------------------
    Ratio of Net Investment Loss to Average Net
     Assets                                              (.98%)(6)     (.98%)            (.70%)(6)
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Partners Assets(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                     Six Months
                                                       Ended                                    Period from
                                                    February 28,      Year Ended August      August 19, 1996(2)
                                                        1999                 31,               to August 31,
                                                    (UNAUDITED)       1998        1997              1996
                                                    -----------------------------------------------------------
Net Asset Value, Beginning of Period                   $12.59        $ 14.42     $  9.91           $10.00
                                                    -----------------------------------------------------------
Income From Investment Operations
    Net Investment Income                                 .04            .01         .01               --
    Net Gains or Losses on Securities (both
     realized and unrealized)                            2.48          (1.51)       4.56             (.09)
                                                    -----------------------------------------------------------
      Total From Investment Operations                   2.52          (1.50)       4.57             (.09)
                                                    -----------------------------------------------------------
Less Distributions
    Dividends (from net investment income)               (.06)          (.01)       (.01)              --
    Distributions (from net capital gains)                 --           (.32)       (.05)              --
                                                    -----------------------------------------------------------
      Total Distributions                                (.06)          (.33)       (.06)              --
                                                    -----------------------------------------------------------
Net Asset Value, End of Period                         $15.05        $ 12.59     $ 14.42           $ 9.91
                                                    -----------------------------------------------------------
Total Return(3)                                        +20.01%(4)     -10.69%     +46.26%           -0.90%(4)
                                                    -----------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)            $ 60.1        $  29.3     $   5.8           $  0.1
                                                    -----------------------------------------------------------
    Ratio of Gross Expenses to Average Net
     Assets(5)                                           1.39%(6)       1.50%       1.50%            1.50%(6)
                                                    -----------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets          1.39%(6)       1.50%(7)    1.50%(7)         1.50%(6)(7)
                                                    -----------------------------------------------------------
    Ratio of Net Investment Income to Average Net
     Assets                                               .71%(6)        .12%        .08%            2.38%(6)
                                                    -----------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman                                   February 28, 1999 (Unaudited)
----------------------------------------------------------------------
          Equity Assets
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolios income and expenses.
2) The date investment operations commenced.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. In addition, for Genesis, total return would have been lower if the investment manager had not waived a portion of the management fee.
4) Not annualized.
5) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
6) Annualized.
7) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                   Period from
                                Six Months Ended   Year Ended   September 4, 1996
                                  February 28,     August 31,     to August 31,
FOCUS                                 1999            1998            1997
---------------------------------------------------------------------------------
Net Expenses                         10.59%          28.01%           76.74%
                                -------------------------------------------------

                                                                   Period from
                                Six Months Ended   Year Ended   September 4, 1996
                                  February 28,     August 31,     to August 31,
GUARDIAN                              1999            1998            1997
---------------------------------------------------------------------------------
Net Expenses                          1.74%           1.63%           5.65%
                                -------------------------------------------------

                                                                   Period from
                                Six Months Ended   Year Ended   September 4, 1996
                                  February 28,     August 31,     to August 31,
MANHATTAN                             1999            1998            1997
---------------------------------------------------------------------------------
Net Expenses                         59.57%          42.53%           77.83%
                                -------------------------------------------------

                                                                  Period from
                                         Year Ended             August 19, 1996
                                         August 31,              to August 31,
PARTNERS                              1998            1997           1996
-------------------------------------------------------------------------------
Net Expenses                          1.56%           8.74%        11,685.89%
                                -----------------------------------------------

   After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements and/or the waiver of a portion of the management fee by the investment manager as described in Note B of Notes to Financial Statements of Neuberger Berman Genesis Portfolio. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                 Period from
                                Six Months Ended   Year Ended   April 2, 1997
                                  February 28,     August 31,   to August 31,
GENESIS                               1999            1998          1997
-----------------------------------------------------------------------------
Net Expenses                          1.82%           2.40%          25.91%
                                ---------------------------------------------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)

--------------------------------------------------------------------------------
          Focus Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Citigroup Inc.                                  8.7%
 2.  Chase Manhattan                                 7.3%
 3.  Capital One Financial                           7.2%
 4.  Morgan Stanley Dean Witter                      7.0%
 5.  Compaq Computer                                 5.4%
 6.  Wellpoint Health Networks                       5.4%
 7.  Countrywide Credit Industries                   4.7%
 8.  General Motors                                  3.1%
 9.  BankBoston Corp.                                3.1%
10.  MCI WorldCom                                    3.0%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMON STOCKS (98.3%)
AUTOMOTIVE (3.8%)
   467,900  Cabot Corp.                     $    11,785
   620,000  General Motors                       51,189
                                            ------------
                                                 62,974
                                            ------------
FINANCIAL SERVICES (50.6%)
   798,500  ADVANTA Corp. Class A                 9,332 (2)
   802,500  ADVANTA Corp. Class B                 7,273 (2)
   670,000  Bank One                             36,012
 1,236,000  BankBoston Corp.                     49,981
   922,500  Capital One Financial               117,734
 1,505,000  Chase Manhattan                     119,836
 2,421,250  Citigroup Inc.                      142,248
 2,015,000  Countrywide Credit Industries        76,318
   601,000  Hartford Financial Services
             Group                               32,492
 1,265,000  Morgan Stanley Dean Witter          114,482
   655,000  Nationwide Financial Services        29,762

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   522,000  PartnerRe Ltd.                   $   22,577
 1,198,000  Travelers Property Casualty          45,449
   659,000  Washington Mutual                    26,360
                                            ------------
                                                829,856
                                            ------------
HEALTH CARE (6.4%)
 1,977,900  Foundation Health Systems            15,823
 1,122,000  Wellpoint Health Networks            88,498
                                            ------------
                                                104,321
                                            ------------
RETAIL (6.8%)
   555,000  Barnes & Noble                       16,407
 1,982,800  Furniture Brands International       42,382
   225,000  Jones Apparel Group                   6,286
   520,000  Payless ShoeSource                   28,535
   520,000  Promus Hotel                         18,298
                                            ------------
                                                111,908
                                            ------------
TECHNOLOGY (30.7%)
   931,000  3Com Corp.                           29,268
   245,000  Applied Materials                    13,628
 1,090,000  Atmel Corp.                          18,734
   375,000  Autodesk Inc.                        15,047
 2,512,500  Compaq Computer                      88,566
   295,000  Compuware Corp.                      16,502
   265,000  Etec Systems                         11,743
   560,000  KLA-Tencor                           29,015
 1,640,000  Maxtor Corp.                         13,530
   591,500  MCI WorldCom                         48,799
   530,000  Microchip Technology                 14,442
   140,000  Micron Technology                     8,067
   331,000  Novellus Systems                     19,550
   330,000  Oracle Corp.                         18,439
   145,000  PeopleSoft, Inc.                      2,737
 1,010,000  Photronics, Inc.                     20,768
 1,820,000  PLATINUM Technology                  24,115
 1,495,000  Rational Software                    44,383

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)

--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
 1,060,000  Saville Systems ADR              $   21,134
   492,000  Texas Instruments                    43,880
                                            ------------
                                                502,347
                                            ------------
            TOTAL COMMON STOCKS (COST
             $991,719)                        1,611,406
                                            ------------
Principal
  Amount
----------
SHORT-TERM INVESTMENTS (4.0%)
$17,170,000 General Electric Capital
             Corp., 4.72%, due 3/1/99            17,170
48,892,335  N&B Securities Lending Quality
             Fund, LLC                           48,892
                                            ------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $66,062)                      66,062(3)
                                            ------------
            TOTAL INVESTMENTS (102.3%)
             (COST $1,057,781)                1,677,468(4)
            Liabilities, less cash,
             receivables and other assets
             [(2.3%)]                           (38,930)
                                            ------------
            TOTAL NET ASSETS (100.0%)        $1,638,538
                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)

--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Alliant Techsystems                             3.4%
 2.  AptarGroup Inc.                                 2.6%
 3.  Dallas Semiconductor                            2.4%
 4.  Webster Financial                               2.3%
 5.  Trigon Healthcare                               2.2%
 6.  Newport News Shipbuilding                       2.2%
 7.  Bank United                                     2.0%
 8.  Montana Power                                   1.9%
 9.  Universal Health Services Class B               1.9%
10.  Cordant Technologies                            1.7%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMON STOCKS (93.4%)
AEROSPACE (6.5%)
 1,781,350  AAR Corp.                       $    26,943 (2)
 1,244,500  Aviall Inc.                          17,190 (2)
   755,800  Cordant Technologies                 29,429
   468,300  DONCASTERS PLC ADR                    8,283 (2)
   299,850  Ducommun Inc.                         3,748
   121,600  Howmet International                  1,961
   425,000  Ladish Co.                            3,001
   343,000  Moog, Inc. Class A                   10,933
   257,300  Orbital Sciences                      7,108
                                            ------------
                                                108,596
                                            ------------
AUTOMOTIVE (0.6%)
   597,200  Donaldson Co.                        10,787
                                            ------------
BANKING & FINANCIAL (9.1%)
   866,400  Bank United                          34,223
   604,300  Community First Bankshares           11,784
   333,800  Cullen/Frost Bankers                 15,793
   552,500  FirstFed Financial                    9,358
   285,400  Ocean Financial                       4,245

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   678,300  Peoples Heritage Financial
             Group                           $   11,531
   116,212  Queens County Bancorp                 3,377
   227,600  Reliance Bancorp                      6,970
   726,675  Sterling Bancshares                   8,720
   357,850  Texas Regional Bancshares             9,125
 1,243,400  Webster Financial                    38,002
                                            ------------
                                                153,128
                                            ------------
BASIC MATERIALS (1.0%)
   299,200  Lone Star Industries                  9,874
   165,160  Southdown, Inc.                       7,793
                                            ------------
                                                 17,667
                                            ------------
BUILDING, CONSTRUCTION & FURNISHINGS (0.7%)
   157,200  Lincoln Electric Holdings             3,222
   220,100  Simpson Manufacturing                 7,800
                                            ------------
                                                 11,022
                                            ------------
BUSINESS SERVICES (1.1%)
   300,000  Metzler Group                        12,750
   109,000  Valassis Communications               5,232
                                            ------------
                                                 17,982
                                            ------------
CHEMICALS (0.4%)
   399,900  Lawter International                  2,849
   201,000  Lilly Industries                      3,430
                                            ------------
                                                  6,279
                                            ------------
CONSUMER CYCLICALS (0.6%)
   466,600  Coachmen Industries                   9,449
                                            ------------
CONSUMER PRODUCTS & SERVICES (6.5%)
   658,800  Alberto-Culver Class A               14,329
   530,638  Block Drug                           20,695
   141,800  Bush Boake Allen                      4,529
   521,300  Church & Dwight                      21,764
   131,200  Matthews International                3,756

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   372,400  Omega Protein                    $    2,281
   888,900  Richfood Holdings                    21,111
   800,700  Ruddick Corp.                        14,763
   457,000  The First Years                       6,969
                                            ------------
                                                110,197
                                            ------------
DEFENSE (6.4%)
   715,400  Alliant Techsystems                  56,651 (2)
 1,272,900  Newport News Shipbuilding            36,834
   337,000  Primex Technologies                  14,007 (2)
                                            ------------
                                                107,492
                                            ------------
DIAGNOSTIC EQUIPMENT (1.1%)
 1,043,300  ADAC Laboratories                    18,649 (2)
                                            ------------
ELECTRONICS (2.9%)
 1,158,600  Dallas Semiconductor                 40,985
   237,700  SCI Systems                           7,354
                                            ------------
                                                 48,339
                                            ------------
ENERGY (0.7%)
   425,000  Cabot Oil & Gas                       4,648
   661,990  Swift Energy                          3,972
   855,800  Unit Corp.                            3,530
                                            ------------
                                                 12,150
                                            ------------
HEALTH CARE (10.1%)
   977,800  Acuson Corp.                         14,667
   214,600  Arrow International                   5,271
   445,400  CONMED Corp.                         13,752
   709,000  DENTSPLY International               18,079
 1,176,000  Haemonetics Corp.                    19,625
   542,000  Mentor Corp.                          8,333
   429,950  Patterson Dental                     17,413
   503,700  STAAR Surgical                        4,754
 1,055,200  Trigon Healthcare                    36,998
   767,900  Universal Health Services
             Class B                             31,196
                                            ------------
                                                170,088
                                            ------------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
INDUSTRIAL & COMMERCIAL PRODUCTS & SERVICES (6.8%)
   789,700  BMC Industries                  $     3,850
   449,900  Brady Corp.                          10,741
   282,000  Dionex Corp.                         10,399
 1,496,800  Hussmann International               21,142
   284,700  IDEX Corp.                            6,761
   676,300  Kaydon Corp.                         20,627
   235,000  NN Ball & Roller                      1,322
   187,000  Pentair, Inc.                         7,083
   183,100  Roper Industries                      4,051
   814,400  SOS Staffing Services                 7,228 (2)
   809,800  Wallace Computer Services            18,322
   203,750  Woodhead Industries                   2,318
                                            ------------
                                                113,844
                                            ------------
INSURANCE (3.8%)
   836,200  Annuity and Life Re                  18,553
   600,800  FBL Financial Group                  12,054
   392,300  Orion Capital                        12,970
   229,000  Penn-America Group                    2,548
    61,700  Trenwick Group                        1,789
   570,500  W. R. Berkley                        16,331
                                            ------------
                                                 64,245
                                            ------------
LODGING (0.5%)
   846,000  Prime Hospitality                     8,671
                                            ------------
MACHINERY & EQUIPMENT (0.2%)
   178,800  Allied Products                         883
   226,500  Gardner Denver Machinery              2,888
                                            ------------
                                                  3,771
                                            ------------
OFFICE EQUIPMENT (1.2%)
 1,091,900  United Stationers                    19,995
                                            ------------
OIL SERVICES (4.0%)
   350,700  Cal Dive International                5,041
   468,500  Friede Goldman International          5,007

                                                   February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   700,800  Global Industries                $    3,548
   520,000  IRI International                     1,625
   569,500  Nabors Industries                     6,549
 1,446,712  National-Oilwell                     12,840
   588,400  Oceaneering International             5,884
   781,600  Offshore Logistics                    6,815
   777,300  Pride International                   3,886
   463,400  Smith International                  11,266
   267,500  Tuboscope Inc.                        1,438
   398,200  UTI Energy                            2,315
   247,400  Willbros Group                        1,206
                                            ------------
                                                 67,420
                                            ------------
PACKING & CONTAINERS (2.6%)
 1,612,900  AptarGroup Inc.                      44,153
                                            ------------
PUBLISHING & BROADCASTING (0.6%)
   133,866  Pulitzer Publishing                  10,692
                                            ------------
REAL ESTATE/REITS (2.5%)
   277,700  Crescent Real Estate Equities         5,797
   495,000  Health Care Property Investors       14,540
   415,000  Nationwide Health Properties          7,470
   778,100  Prime Retail                          6,225
   421,800  SL Green Realty                       8,146
                                            ------------
                                                 42,178
                                            ------------
RESTAURANTS (1.4%)
   830,650  Brinker International                24,037
                                            ------------
RETAILING (2.3%)
   472,968  99 Cents Only Stores                 22,378
   529,500  Claire's Stores                      11,682
   222,000  Schultz Sav-O Stores                  3,857
                                            ------------
                                                 37,917
                                            ------------
TECHNOLOGY (5.2%)
   679,700  Analysts International                9,686
   194,900  Black Box                             6,286
   527,600  CACI International                    8,705
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
     2,500  Dialogic Corp.                   $       69
 2,606,300  Inprise Corp.                        13,032(2)
 1,350,400  Methode Electronics Class A          14,179
   800,900  Reynolds & Reynolds                  15,117
   795,600  Zebra Technologies                   20,536
                                            ------------
                                                 87,610
                                            ------------
TEXTILES & APPAREL (0.2%)
   100,000  St. John Knits                        2,669
                                            ------------
TRANSPORTATION, SHIPPING & FREIGHT (0.2%)
   112,000  Air Express International             1,967
   213,600  Maritrans Inc.                        1,242
                                            ------------
                                                  3,209
                                            ------------
UTILITIES, ELECTRIC & GAS (14.2%)
 1,257,500  AGL Resources                        23,971
   183,200  Aquila Gas Pipeline                   1,603
   344,800  Atmos Energy                          8,275
    63,800  Avista Corp.                          1,045
   282,500  Central Hudson Gas & Electric        10,241
   430,100  Connecticut Energy                   11,209
   129,300  Eastern Enterprises                   4,970
   149,000  Interstate Energy                     4,107
   535,100  Montana Power                        32,574
   341,200  National Fuel Gas                    13,755
   384,700  Nevada Power                          9,209
   298,800  NICOR Inc.                           11,410
   290,000  Northwest Natural Gas                 7,096
   450,900  NUI Corp.                            10,342
   374,300  ONEOK, Inc.                          10,083
   115,100  Orange & Rockland Utilities           6,460
   266,500  Otter Tail Power                      9,877
   360,500  Public Service Co. of New
             Mexico                               5,543
   490,100  Rochester Gas & Electric             12,804
   401,100  Sierra Pacific Resources             13,763

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   271,500  UtiliCorp United                 $    9,333
   457,400  Washington Gas Light                 10,949
   319,600  WICOR, Inc.                           6,751
   120,000  WPS Resources                         3,570
                                            ------------
                                                238,940
                                            ------------
            TOTAL COMMON STOCKS (COST
             $1,625,933)                      1,571,176
                                            ------------
WARRANTS (0.1%)
   355,000  Golden State Bancorp (COST
             $2,161)                              1,797
                                            ------------
Principal
  Amount
----------
REPURCHASE AGREEMENTS (3.0%)
$50,440,000 State Street Bank and Trust
             Co. Repurchase Agreement,
             4.70%, due 3/1/99, dated
             2/26/99, Maturity Value
             $50,459,756, Collateralized
             by $44,340,000 U.S. Treasury
             Bonds, 7.25%, due 5/15/16
             (Collateral Value
             $51,961,071) (COST $50,440)         50,440(3)
                                            ------------
                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                  ------------
SHORT-TERM INVESTMENTS (5.0%)
$3,000,000  General Electric Capital
             Corp., 4.79%, due 3/2/99        $   29,996
 2,000,000  Ford Motor Credit Co., 4.83%,
             due 3/3/99                          19,995
34,356,306  N&B Securities Lending Quality
             Fund, LLC                           34,356
                                            ------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $84,347)                      84,347(3)
                                            ------------
            TOTAL INVESTMENTS (101.5%)
             (COST $1,762,881)                1,707,760(4)
            Liabilities, less cash,
             receivables and other assets
             [(1.5%)]                           (25,498)
                                            ------------
            TOTAL NET ASSETS (100.0%)        $1,682,262
                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)

--------------------------------------------------------------------------------
          Guardian Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Capital One Financial                           4.8%
 2.  Wellpoint Health Networks                       4.7%
 3.  General Motors                                  4.3%
 4.  Countrywide Credit Industries                   3.5%
 5.  Conseco, Inc.                                   3.4%
 6.  Aetna Inc.                                      3.4%
 7.  MCI WorldCom                                    3.3%
 8.  Philip Morris                                   2.8%
 9.  Chase Manhattan                                 2.7%
10.  PacifiCare Health Systems Class B               2.6%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMON STOCKS (89.0%)
BANKING & FINANCIAL (9.1%)
    608,000  Allstate Corp.                  $    22,800
  2,184,600  Bank One                            117,422
  1,121,000  BankAmerica Corp.                    73,215
  2,313,000  BankBoston Corp.                     93,532 (5)
  1,853,800  Chase Manhattan                     147,609
  1,126,000  SLM Holding                          48,277
                                             ------------
                                                 502,855
                                             ------------
BASIC MATERIALS (3.0%)
  3,841,000  Cabot Corp.                          96,745 (2)
  2,472,000  Millennium Chemicals                 44,650
    455,560  Potash Corp. of Saskatchewan         25,825
                                             ------------
                                                 167,220
                                             ------------
CAPITAL GOODS (4.5%)
  5,337,000  Republic Services                    93,064 (2)
    792,900  SCI Systems                          24,530
    863,800  Solectron Corp.                      38,601
  1,800,000  Waste Management                     87,975
                                             ------------
                                                 244,170
                                             ------------

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMUNICATION SERVICES (5.8%)
    978,000  AT&T Corp.                      $    80,318
  1,019,700  Bell Atlantic                        58,569
  2,178,900  MCI WorldCom                        179,759
                                             ------------
                                                 318,646
                                             ------------
CONSUMER CYCLICALS (7.6%)
  5,800,100  Cendant Corp.                        96,064
  2,840,000  General Motors                      234,478
  1,651,600  Lear Corp.                           58,322
    519,100  Tandy Corp.                          28,875
                                             ------------
                                                 417,739
                                             ------------
CONSUMER STAPLES (7.3%)
  1,133,800  Keebler Foods                        44,218
  1,795,000  Kimberly-Clark                       84,814
    900,000  McDonald's Corp.                     76,500
  3,900,000  Philip Morris                       152,588
  1,545,100  Sara Lee                             42,007
                                             ------------
                                                 400,127
                                             ------------
ENERGY (4.1%)
    640,100  Amerada Hess                         29,045
    356,400  Chevron Corp.                        27,398
  1,443,000  Conoco Inc.                          29,311
    906,800  Halliburton Co.                      25,617
    799,500  Mobil Corp.                          66,508
    985,000  Texaco, Inc.                         45,864
                                             ------------
                                                 223,743
                                             ------------
FINANCIAL SERVICES (21.6%)
  2,038,000  Associates First Capital             82,794
  2,086,000  Capital One Financial               266,226
  1,563,200  Citigroup Inc.                       91,838
  6,168,000  Conseco, Inc.                       184,655
  5,010,800  Countrywide Credit Industries       189,784
  2,350,000  Hartford Financial Services
              Group                              127,047
  3,067,100  IndyMac Mortgage Holdings            32,588
    320,000  Loews Corp.                          25,020

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
  1,104,500  Morgan Stanley Dean Witter       $   99,957
  2,448,700  Wells Fargo                          89,990
                                             ------------
                                               1,189,899
                                             ------------
HEALTH CARE (12.3%)
  2,487,100  Aetna Inc.                          184,201
  1,469,900  American Home Products               87,459
  1,995,564  PacifiCare Health Systems
              Class B                            144,179 (2)
  3,295,996  Wellpoint Health Networks           259,972
                                             ------------
                                                 675,811
                                             ------------
TECHNOLOGY (12.0%)
  1,389,900  3Com Corp.                           43,695
  1,917,800  Compaq Computer                      67,602
  1,168,900  Hewlett-Packard                      77,659
    569,650  IBM                                  96,841
    500,000  KLA-Tencor                           25,906 (5)
    378,800  Micron Technology                    21,828
    824,300  Motorola, Inc.                       57,907
  2,045,000  Rational Software                    60,711
    530,400  Sun Microsystems                     51,615
    469,500  Teradyne, Inc.                       22,360
    602,700  Texas Instruments                    53,753 (5)
  1,428,600  Xerox Corp.                          78,841
                                             ------------
                                                 658,718
                                             ------------
TRANSPORTATION (1.7%)
    502,900  AMR Corp.                            27,880
  1,005,000  Continental Airlines Class B         34,798
  1,301,400  Northwest Airlines                   32,535
                                             ------------
                                                  95,213
                                             ------------
             TOTAL COMMON STOCKS (COST
              $3,977,212)                      4,894,141
                                             ------------
PREFERRED STOCKS (1.1%)
  2,258,200  News Corp. ADR (COST $56,624)        59,278
                                             ------------

                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  ------------
U.S. TREASURY SECURITIES (2.4%)
$132,840,000 U.S. Treasury Bills, 4.345% &
              4.425%, due 4/1/99 & 4/22/99
              (COST $132,260)                 $  132,238
                                             ------------
REPURCHASE AGREEMENTS (2.4%)
131,215,000  State Street Bank and Trust
              Co. Repurchase Agreement,
              4.70%, due 3/1/99, dated
              2/26/99, Maturity Value
              $131,266,393, Collateralized
              by $115,340,000 U.S. Treasury
              Bonds, 7.25%, due 5/15/16
              (Collateral Value
              $135,164,409) (COST $131,215)      131,215 (3)
                                             ------------
SHORT-TERM INVESTMENTS (6.0%)
 50,000,000  Koch Industries, Inc., 4.76%,
              due 3/1/99                          50,000
 50,000,000  Pitney Bowes Inc., 4.85%, due
              3/1/99                              50,000
 25,000,000  Vulcan Materials Co., 4.81%,
              due 3/1/99                          25,000
 40,550,000  National Australia Funding,
              4.80%, due 3/2/99                   40,544
 50,000,000  Export Development Corp.,
              4.80%, due 3/3/99                   49,987
 50,000,000  Ford Motor Credit Co., 4.84%,
              due 3/4/99                          49,980

                                                   February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  ------------
$30,000,000  Enterprise Funding Corp.,
              4.87%, due 3/5/99               $   29,984
 26,202,000  USAA Capital Corp., 4.81%, due
              3/5/99                              26,188
  7,002,158  N&B Securities Lending Quality
              Fund, LLC                            7,002
                                             ------------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $328,685)                    328,685(3)
                                             ------------
             TOTAL INVESTMENTS (100.9%)
              (COST $4,625,996)                5,545,557(4)
             Liabilities, less cash,
              receivables and other assets
              [(0.9%)]                           (48,020)
                                             ------------
             TOTAL NET ASSETS (100.0%)        $5,497,537
                                             ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Donaldson, Lufkin & Jenrette                    2.2%
 2.  Citrix Systems                                  2.1%
 3.  Staples, Inc.                                   2.0%
 4.  Elan Corp. ADR                                  2.0%
 5.  Kansas City Southern Industries                 1.9%
 6.  TJX Cos.                                        1.8%
 7.  Capital One Financial                           1.8%
 8.  Dollar Tree Stores                              1.8%
 9.  Intuit Inc.                                     1.7%
10.  Republic Services                               1.7%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  -------------
COMMON STOCKS (96.3%)
BUSINESS SERVICES (6.6%)
    364,900  Avis Rent A Car                 $     8,370
    282,600  Cambridge Technology Partners         7,100
    106,500  International Network Services        5,445
     97,800  NCR Corp.                             4,004
    397,500  Saville Systems ADR                   7,925
    179,800  Valassis Communications               8,630
                                             -------------
                                                  41,474
                                             -------------
CAPITAL GOODS (1.7%)
    621,700  Republic Services                    10,841
                                             -------------
COMMUNICATIONS (5.8%)
    223,300  American Tower                        5,987
    278,900  ICG Communications                    5,247
    225,100  Intermedia Communications             4,080
     94,100  Jones Intercable Class A              3,811

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  -------------
    102,100  NTL Inc.                          $   7,932
    336,300  RSL Communications                    9,606
                                             -------------
                                                  36,663
                                             -------------
CONSUMER CYCLICALS (19.9%)
    132,600  Abercrombie & Fitch                  10,078
     65,300  Amazon.com                            8,367
     83,300  Costco Cos.                           6,690
    277,900  Dollar Tree Stores                   11,116
    346,500  Furniture Brands International        7,406
    180,500  Hayes Lemmerz International           4,693
    267,800  Lennar Corp.                          6,210
    273,900  Linens 'n Things                      9,860
    229,100  Office Depot                          8,176
    329,775  Outdoor Systems                       9,213
    434,400  Staples, Inc.                        12,774
    320,600  Sylvan Learning Systems              10,660
    395,200  TJX Cos.                             11,288
    320,500  Tower Automotive                      5,969
    140,400  Travel Services International         2,141
                                             -------------
                                                 124,641
                                             -------------
CONSUMER STAPLES (10.3%)
     81,500  American Italian Pasta                2,078
    178,500  Brinker International                 5,165
    335,500  Capstar Broadcasting                  6,773
    112,150  Cardinal Health                       8,096
    245,000  Chancellor Media                     10,719
    350,900  CKE Restaurants                       9,321
     80,600  Estee Lauder                          6,997
     70,900  Jones Apparel Group                   1,981
     86,600  SFX Entertainment                     5,293
    217,300  Suiza Foods                           8,040
                                             -------------
                                                  64,463
                                             -------------

                                                   February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  -------------
ELECTRICAL EQUIPMENT (5.5%)
    149,100  Altera Corp.                    $     7,250
    122,800  KLA-Tencor                            6,363
    170,100  Level One Communications              5,698
     75,800  Micron Technology                     4,368
     98,700  PMC-Sierra                            6,995
     45,700  RF Micro Devices                      3,519
                                             -------------
                                                  34,193
                                             -------------
FINANCIAL SERVICES (9.8%)
     87,700  Capital One Financial                11,193
    241,100  Donaldson, Lufkin & Jenrette         13,743
    187,100  FINOVA Group                          9,507
    152,000  Nationwide Financial Services         6,906
    231,300  North Fork Bancorp.                   5,088
     82,700  Providian Financial                   8,446
     87,500  State Street                          6,710
                                             -------------
                                                  61,593
                                             -------------
HARDWARE (7.0%)
    343,000  Adaptec, Inc.                         6,838
    136,200  Ascend Communications                10,479
    194,300  Network Appliance                     8,161
    201,700  Sanmina Corp.                        10,539
     90,700  Uniphase Corp.                        7,993
                                             -------------
                                                  44,010
                                             -------------
HEALTH CARE (15.3%)
    345,000  Alternative Living Services           7,072
    100,900  ALZA Corp.                            5,291
    110,600  Biogen, Inc.                         10,631
    167,500  C. R. Bard                            9,443
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  -------------
    159,600  Elan Corp. ADR                    $  12,239
     53,500  Immunex Corp.                         7,570
    226,400  Mylan Laboratories                    6,184
    349,100  Omnicare, Inc.                        8,357
    385,600  Safeskin Corp.                        8,965
      7,900  Sepracor Inc.                           986
    263,500  STERIS Corp.                          8,663
     69,900  Sunrise Assisted Living               2,700
    158,600  Watson Pharmaceuticals                7,662
                                             -------------
                                                  95,763
                                             -------------
INTERNET (4.4%)
    123,100  Infoseek Corp.                        8,809
    109,600  Intuit Inc.                          10,844
     78,400  Safeguard Scientifics                 2,930
     33,600  Yahoo! Inc.                           5,158
                                             -------------
                                                  27,741
                                             -------------
SOFTWARE (8.1%)
    182,300  BMC Software                          7,451
    173,750  Citrix Systems                       13,400
    144,800  Compuware Corp.                       8,100
    178,800  Network Associates                    8,404
    227,500  Novell, Inc.                          4,408
    122,900  VERITAS Software                      8,726
                                             -------------
                                                  50,489
                                             -------------
TRANSPORTATION (1.9%)
    254,400  Kansas City Southern
              Industries                          11,893
                                             -------------
             TOTAL COMMON STOCKS (COST
              $489,643)                          603,764
                                             -------------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)

--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  -------------
SHORT-TERM INVESTMENTS (21.3%)
$21,800,000  General Electric Capital
              Corp., 4.72%, due 3/1/99         $  21,800
111,711,022  N&B Securities Lending Quality
              Fund, LLC                          111,711
                                             -------------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $133,511)                    133,511(3)
                                             -------------
             TOTAL INVESTMENTS (117.6%)
              (COST $623,154)                    737,275(4)
             Liabilities, less cash,
              receivables and other
              assets[(17.6%)]                   (110,263)
                                             -------------
             TOTAL NET ASSETS (100.0%)         $ 627,012
                                             -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)

--------------------------------------------------------------------------------
          Partners Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Bank One                                        3.1%
 2.  CIGNA Corp.                                     3.1%
 3.  Northern Telecom                                3.0%
 4.  MCI WorldCom                                    2.9%
 5.  MediaOne Group                                  2.8%
 6.  SLM Holding                                     2.5%
 7.  American Home Products                          2.5%
 8.  Xerox Corp.                                     2.5%
 9.  Chase Manhattan                                 2.4%
10.  Baxter International                            2.4%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMON STOCKS (97.4%)
AIRLINES (1.3%)
 1,532,100  Continental Airlines Class B    $    53,049
                                            ------------
AUTOMOBILE MANUFACTURING (1.5%)
   710,000  General Motors                       58,619
                                            ------------
AUTO/TRUCK REPLACEMENT PARTS (2.5%)
 1,215,000  AutoZone, Inc.                       42,525
 1,070,000  Delphi Automotive Systems            19,728
 1,036,000  Lear Corp.                           36,584
                                            ------------
                                                 98,837
                                            ------------
BANKING & FINANCIAL (10.4%)
 2,297,000  Bank One                            123,464
   988,000  BankAmerica Corp.                    64,529
 1,185,000  Chase Manhattan                      94,356
 2,063,300  Countrywide Credit Industries        78,147
 1,309,400  Household International              53,194
                                            ------------
                                                413,690
                                            ------------
CHEMICALS (0.5%)
   415,000  duPont                               21,295
                                            ------------

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMUNICATIONS (4.9%)
   319,500  AT&T Corp.                      $    26,239
   945,400  Bell Atlantic                        54,301
 1,391,600  MCI WorldCom                        114,807
                                            ------------
                                                195,347
                                            ------------
ELECTRICAL & ELECTRONICS (3.6%)
 1,720,000  General Motors Class H               81,162
 1,165,000  Raytheon Co. Class A                 61,599
                                            ------------
                                                142,761
                                            ------------
ELECTRONICS (1.7%)
 2,191,200  Loral Space & Communications         39,442
   615,000  Teradyne, Inc.                       29,289
                                            ------------
                                                 68,731
                                            ------------
ENERGY (3.0%)
 1,899,200  McDermott International              37,865
 1,917,500  Texas Utilities                      81,374
                                            ------------
                                                119,239
                                            ------------
ENTERTAINMENT (1.1%)
 2,240,000  Mirage Resorts                       43,680
                                            ------------
FINANCIAL SERVICES (3.4%)
   390,000  Morgan Stanley Dean Witter           35,295
 2,338,800  SLM Holding                         100,276
                                            ------------
                                                135,571
                                            ------------
FOOD & TOBACCO (6.7%)
   940,000  Anheuser-Busch                       72,086
 2,293,900  ConAgra, Inc.                        69,104
 2,112,000  Nabisco Holdings                     93,720
   745,000  Philip Morris                        29,148
                                            ------------
                                                264,058
                                            ------------
FOOD PRODUCTS (1.5%)
   115,200  Diageo PLC ADR                        5,213
 1,940,000  Sara Lee                             52,744
                                            ------------
                                                 57,957
                                            ------------

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
GAS (1.6%)
 1,751,600  Praxair, Inc.                   $    61,197
                                            ------------
HEALTH CARE (15.9%)
 1,670,000  ALZA Corp.                           87,571
 1,665,000  American Home Products               99,067
 1,340,000  Baxter International                 94,302
 1,490,000  Becton, Dickinson & Co.              49,915
 1,361,900  Boston Scientific                    36,090
 1,082,000  Centocor, Inc.                       44,971
 1,550,000  CIGNA Corp.                         121,675
   630,000  McKesson HBOC                        42,840
 2,711,000  Tenet Healthcare                     53,373
                                            ------------
                                                629,804
                                            ------------
INDUSTRIAL GOODS & SERVICES (1.0%)
 1,585,700  Owens-Illinois                       37,958
                                            ------------
INSURANCE (4.1%)
 1,835,000  Ace, Ltd.                            50,004
   650,000  Aetna Inc.                           48,141
   501,000  Allstate Corp.                       18,787
   230,000  NAC Re                               12,434
   560,600  XL Capital                           34,337
                                            ------------
                                                163,703
                                            ------------
OIL & GAS (4.4%)
   490,000  Chevron Corp.                        37,669
   410,000  Schlumberger Ltd.                    19,910
 1,575,000  Texaco Inc.                          73,336
 2,100,000  Tosco Corp.                          43,444
                                            ------------
                                                174,359
                                            ------------
REAL ESTATE (0.8%)
 2,825,300  Host Marriott                        30,549
                                            ------------
RETAILING (3.8%)
 1,208,000  Consolidated Stores                  30,426
 1,180,000  Harcourt General                     54,059
 1,205,000  Tandy Corp.                          67,028
                                            ------------
                                                151,513
                                            ------------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
STEEL (0.8%)
 1,435,000  AK Steel Holding                $    31,301
                                            ------------
TECHNOLOGY (11.3%)
 1,857,100  Computer Associates                  77,998
 1,073,000  Hewlett-Packard                      71,287
   470,000  IBM                                  79,900
 2,475,000  Parametric Technology                38,053
 1,728,300  Quantum Corp.                        28,409
   575,000  Texas Instruments                    51,283
 1,790,000  Xerox Corp.                          98,786
                                            ------------
                                                445,716
                                            ------------
TELECOMMUNICATIONS (7.5%)
 1,050,800  GTE Corp.                            68,171
 2,045,000  MediaOne Group                      111,452
 2,036,600  Northern Telecom                    118,250
                                            ------------
                                                297,873
                                            ------------
UTILITIES (4.1%)
   657,000  PG&E Corp.                           20,696
 2,120,000  The Williams Cos.                    78,440
 1,760,000  Unicom Corp.                         62,590
                                            ------------
                                                161,726
                                            ------------
            TOTAL COMMON STOCKS (COST
             $3,492,631)                      3,858,533
                                            ------------
PREFERRED STOCKS (1.1%)
 1,660,000  News Corp. ADR (COST $43,439)        43,575
                                            ------------

                                                   February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                  ------------
REPURCHASE AGREEMENTS (1.3%)
$51,050,000 State Street Bank and Trust
             Co. Repurchase Agreement,
             4.70%, due 3/1/99, dated
             2/26/99, Maturity Value
             $51,066,995, Collateralized
             by $44,875,000 U.S. Treasury
             Bonds, 7.25%, due 5/15/16
             (Collateral Value
             $52,588,025) (COST $51,050)     $   51,050(3)
                                            ------------
SHORT-TERM INVESTMENTS (3.1%)
 6,000,000  USAA Capital Corp., 4.80%, due
             3/2/99                               5,999
25,000,000  Vulcan Materials Co., 4.85%,
             due 3/2/99                          24,997
92,088,729  N&B Securities Lending Quality
             Fund, LLC                           92,089
                                            ------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $123,085)                    123,085 (3)
                                            ------------
            TOTAL INVESTMENTS (102.9%)
             (COST $3,710,205)                4,076,243 (4)
            Liabilities, less cash,
             receivables and other assets
             [(2.9%)]                          (116,483 )
                                            ------------
            TOTAL NET ASSETS (100.0%)       $ 3,959,760
                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
                                                   February 28, 1999 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust
1) Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Portfolios value all other securities by a method the trustees of Equity Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Affiliated issuer (see Note E of Notes to Financial Statements).
3) At cost, which approximates market value.
4) At February 28, 1999, selected Portfolio information on a U.S. Federal income tax basis was as follows:

                                                                                                                NET
                                                                          GROSS              GROSS          UNREALIZED
                                                                       UNREALIZED         UNREALIZED       APPRECIATION
NEUBERGER BERMAN                                      COST            APPRECIATION       DEPRECIATION      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO                                  $ 1,059,364,728     $   679,640,706     $ 61,537,630      $618,103,076
GENESIS PORTFOLIO                                  1,762,881,325         182,036,789      237,157,652       (55,120,863)
GUARDIAN PORTFOLIO                                 4,631,212,166       1,236,374,590      322,029,482       914,345,108
MANHATTAN PORTFOLIO                                  623,154,006         151,141,461       37,020,222       114,121,239
PARTNERS PORTFOLIO                                 3,713,681,052         512,732,171      150,170,224       362,561,947

5) The following securities were held in escrow at February 28, 1999, to cover outstanding call options written:

                                                                                     PREMIUM       MARKET
                                           SECURITIES AND         MARKET VALUE         ON           VALUE
NEUBERGER BERMAN            SHARES             OPTIONS            OF SECURITIES      OPTIONS     OF OPTIONS
------------------------------------------------------------------------------------------------------------
GUARDIAN PORTFOLIO          200,000       BankBoston Corp.          $ 8,087,500    $   543,982   $  700,000
                                            May 1999 @ 40
                            500,000          KLA-Tencor              25,906,250      1,947,435    2,187,500
                                           March 1999 @ 50
                            100,000       Texas Instruments           8,918,750        671,978      125,000
                                          March 1999 @ 100

SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------
          Equity Managers Trust

                                                        FOCUS           GENESIS
(000'S OMITTED)                                       PORTFOLIO        PORTFOLIO
                                                    -------------------------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $   1,660,863    $   1,545,777
          Non-controlled affiliated issuers                16,605          161,983
                                                    -------------------------------
                                                        1,677,468        1,707,760
      Cash                                                      6                4
      Dividends and interest receivable                     1,404            3,276
      Prepaid expenses and other assets                        23               47
      Receivable for securities sold                       42,727           20,410
                                                    -------------------------------
                                                        1,721,628        1,731,497
                                                    -------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                               --               --
      Payable for collateral on securities loaned
        (Note A)                                           48,892           34,356
      Payable for securities purchased                     32,914           12,641
      Payable for variation margin (Note A)                    --               --
      Payable to investment manager (Note B)                  627              988
      Accrued expenses and other payables                     657            1,250
                                                    -------------------------------
                                                           83,090           49,235
                                                    -------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   1,638,538    $   1,682,262
                                                    -------------------------------

NET ASSETS consist of:
      Paid-in capital                               $   1,018,851    $   1,737,383
      Net unrealized appreciation (depreciation)
        in value of investment securities,
        financial futures contracts, and option
        contracts                                         619,687          (55,121)
                                                    -------------------------------
NET ASSETS                                          $   1,638,538    $   1,682,262
                                                    -------------------------------
*Cost of investments:
Unaffiliated issuers                                $   1,024,810    $   1,584,548
Non-controlled affiliated issuers                          32,971          178,333
                                                    -------------------------------
      Total cost of investments                     $   1,057,781    $   1,762,881
                                                    -------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                   February 28, 1999 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust

                                                       GUARDIAN        MANHATTAN         PARTNERS
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    ------------------------------------------------
ASSETS
    Investments in securities, at market value*
      (Notes A & E) -- see Schedule of
      Investments:
          Unaffiliated issuers                      $   5,211,569    $     737,275    $   4,076,243
          Non-controlled affiliated issuers               333,988               --               --
                                                    ------------------------------------------------
                                                        5,545,557          737,275        4,076,243
      Cash                                                     10                4                8
      Dividends and interest receivable                     8,768            2,253            7,237
      Prepaid expenses and other assets                       115               59               70
      Receivable for securities sold                      106,079            5,468            1,438
                                                    ------------------------------------------------
                                                        5,660,529          745,059        4,084,996
                                                    ------------------------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                            3,012               --               --
      Payable for collateral on securities loaned
        (Note A)                                            7,002          111,711           92,089
      Payable for securities purchased                    146,184            3,851           28,145
      Payable for variation margin (Note A)                 2,261               --               --
      Payable to investment manager (Note B)                1,928              263            1,396
      Accrued expenses and other payables                   2,605            2,222            3,606
                                                    ------------------------------------------------
                                                          162,992          118,047          125,236
                                                    ------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   5,497,537    $     627,012    $   3,959,760
                                                    ------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $   4,555,306    $     512,891    $   3,593,722
      Net unrealized appreciation (depreciation)
        in value of investment securities,
        financial futures contracts, and option
        contracts                                         942,231          114,121          366,038
                                                    ------------------------------------------------
NET ASSETS                                          $   5,497,537    $     627,012    $   3,959,760
                                                    ------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $   4,264,323    $     623,154    $   3,710,205
Non-controlled affiliated issuers                         361,673               --               --
                                                    ------------------------------------------------
      Total cost of investments                     $   4,625,996    $     623,154    $   3,710,205
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------
          Equity Managers Trust

                                                       FOCUS         GENESIS
(000'S OMITTED)                                      PORTFOLIO      PORTFOLIO
                                                    ---------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $     6,393    $    16,601
      Dividend income -- non-controlled affiliated
        issuers                                             243            391
      Interest income                                       497          3,155
      Foreign taxes withheld (Note A)                       (37)            --
                                                    ---------------------------
        Total income                                      7,096         20,147
                                                    ---------------------------
    Expenses:
      Investment management fee (Note B)                  3,723          6,961
      Accounting fees                                         5              5
      Auditing fees                                          21             23
      Custodian fees (Note B)                               122            181
      Insurance expense                                      10             13
      Legal fees                                             13             16
      Trustees' fees and expenses                            11             15
      Miscellaneous                                          --             22
                                                    ---------------------------
        Total expenses                                    3,905          7,236
      Expenses reduced by custodian fee expense
        offset arrangement (Note B)                          (2)            (4)
                                                    ---------------------------
        Total net expenses                                3,903          7,232
                                                    ---------------------------
        Net investment income (loss)                      3,193         12,915
                                                    ---------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investment
      securities sold in unaffiliated issuers            67,598        (81,908)
    Net realized loss on investment securities
      sold in non-controlled affiliated issuers          (5,311)        (1,491)
    Net realized gain on option contracts (Note A)           54             --
    Net realized gain on financial futures
      contracts (Note A)                                     --             --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, and option
      contracts (Note A)                                395,546        217,640
                                                    ---------------------------
        Net gain on investments                         457,887        134,241
                                                    ---------------------------
        Net increase in net assets resulting from
          operations                                $   461,080    $   147,156
                                                    ---------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                          For the Six Months Ended February 28, 1999 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust

                                                      GUARDIAN       MANHATTAN         PARTNERS
                                                     PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                    ----------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $    28,153    $         578    $      38,731
      Dividend income -- non-controlled affiliated
        issuers                                             845               --               --
      Interest income                                    16,496              976            3,279
      Foreign taxes withheld (Note A)                      (554)              --             (107)
                                                    ----------------------------------------------
        Total income                                     44,940            1,554           41,903
                                                    ----------------------------------------------
    Expenses:
      Investment management fee (Note B)                 12,941            1,595            8,923
      Accounting fees                                         5                5                5
      Auditing fees                                          24               31               23
      Custodian fees (Note B)                               426               92              303
      Insurance expense                                      44                4               24
      Legal fees                                             14               13                9
      Trustees' fees and expenses                            36                6               25
      Miscellaneous                                          --                7               --
                                                    ----------------------------------------------
        Total expenses                                   13,490            1,753            9,312
      Expenses reduced by custodian fee expense
        offset arrangement (Note B)                          (2)              (3)              (2)
                                                    ----------------------------------------------
        Total net expenses                               13,488            1,750            9,310
                                                    ----------------------------------------------
        Net investment income (loss)                     31,452             (196)          32,593
                                                    ----------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investment
      securities sold in unaffiliated issuers           443,851           16,611          157,610
    Net realized loss on investment securities
      sold in non-controlled affiliated issuers              --               --               --
    Net realized gain on option contracts (Note A)        3,042               --               --
    Net realized gain on financial futures
      contracts (Note A)                                 81,082               --               --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, and option
      contracts (Note A)                                767,858          126,995          537,283
                                                    ----------------------------------------------
        Net gain on investments                       1,295,833          143,606          694,893
                                                    ----------------------------------------------
        Net increase in net assets resulting from
          operations                                $ 1,327,285    $     143,410    $     727,486
                                                    ----------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------
          Equity Managers Trust

                                                      FOCUS                          GENESIS
                                                    PORTFOLIO                       PORTFOLIO
                                           Six Months                      Six Months
                                              Ended           Year            Ended           Year
                                          February 28,        Ended       February 28,        Ended
                                              1999         August 31,         1999         August 31,
(000'S OMITTED)                            (UNAUDITED)        1998         (UNAUDITED)        1998
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $      3,193    $     10,123    $     12,915    $     23,438
    Net realized gain (loss) on
      investments                               62,341          74,686         (83,399)         35,406
    Change in net unrealized
      appreciation (depreciation) of
      investments                              395,546        (360,086)        217,640        (545,041)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         461,080        (275,277)        147,156        (486,197)
                                          -------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                   25,197         178,065         115,426       1,557,053
    Reductions                                (165,217)       (158,751)       (392,675)       (342,152)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests      (140,020)         19,314        (277,249)      1,214,901
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          321,060        (255,963)       (130,093)        728,704
NET ASSETS:
    Beginning of period                      1,317,478       1,573,441       1,812,355       1,083,651
                                          -------------------------------------------------------------
    End of period                         $  1,638,538    $  1,317,478    $  1,682,262    $  1,812,355
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Managers Trust

                                                   GUARDIAN                      MANHATTAN                     PARTNERS
                                                   PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                           Six Months                    Six Months                    Six Months
                                             Ended           Year          Ended           Year          Ended           Year
                                          February 28,      Ended       February 28,      Ended       February 28,      Ended
                                              1999        August 31,        1999        August 31,        1999        August 31,
                                          (UNAUDITED)        1998       (UNAUDITED)        1998       (UNAUDITED)        1998
                                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    31,452    $    78,026    $      (196)   $      (343)   $    32,593    $    46,344
    Net realized gain (loss) on
      investments                             527,975        893,833         16,611         45,585        157,610        408,784
    Change in net unrealized
      appreciation (depreciation) of
      investments                             767,858     (2,420,985)       126,995       (106,156)       537,283       (872,798)
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations      1,327,285     (1,449,126)       143,410        (60,914)       727,486       (417,670)
                                          ---------------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                  46,875        391,142         18,985         53,069        135,861        743,583
    Reductions                             (1,664,428)    (1,912,418)       (58,742)       (90,539)      (484,924)      (320,149)
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests   (1,617,553)    (1,521,276)       (39,757)       (37,470)      (349,063)       423,434
                                          ---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS        (290,268)    (2,970,402)       103,653        (98,384)       378,423          5,764
NET ASSETS:
    Beginning of period                     5,787,805      8,758,207        523,359        621,743      3,581,337      3,575,573
                                          ---------------------------------------------------------------------------------------
    End of period                         $ 5,497,537    $ 5,787,805    $   627,012    $   523,359    $ 3,959,760    $ 3,581,337
                                          ---------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                   February 28, 1999 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Focus Portfolio ("Focus"), Neuberger Berman Genesis Portfolio ("Genesis"), Neuberger Berman Guardian Portfolio ("Guardian"), Neuberger Berman Manhattan Portfolio ("Manhattan"), and Neuberger Berman Partners Portfolio ("Partners") (collectively, the "Portfolios") are separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Other regulated investment companies sponsored by Neuberger Berman Management Inc. ("Management"), whose financial statements are not presented herein, also invest in Managers Trust.
      The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
5) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each Portfolio of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax.

6) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
7) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by Managers Trust with respect to any two or more portfolios are allocated in proportion to the net assets of such portfolios, except where a more appropriate allocation of expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.
8) CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

   Summary of option transactions for the six months ended February 28, 1999:

                                                                VALUE
                                                                 WHEN
FOCUS                                            NUMBER        WRITTEN
-------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/98                         0      $          0
CONTRACTS WRITTEN                                10,180         3,425,092
CONTRACTS EXPIRED                                (1,880)         (920,082)
CONTRACTS EXERCISED                              (3,525)         (870,436)
CONTRACTS CLOSED                                 (4,775)       (1,634,574)
                                                 ------------------------
CONTRACTS OUTSTANDING 2/28/99                         0      $          0
                                                 ------------------------

                                                                 VALUE
                                                                  WHEN
GUARDIAN                                          NUMBER        WRITTEN
--------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/98                      7,018      $  3,498,330
CONTRACTS WRITTEN                                 42,000        17,810,913
CONTRACTS EXPIRED                                (12,518)       (5,081,776)
CONTRACTS EXERCISED                              (15,000)       (8,098,489)
CONTRACTS CLOSED                                 (13,500)       (4,965,583)
                                                 -------------------------
CONTRACTS OUTSTANDING 2/28/99                      8,000      $  3,163,395
                                                 -------------------------

9) FINANCIAL FUTURES CONTRACTS: Focus and Guardian may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. Also, Focus and Guardian may each buy and sell stock index futures contracts for purposes of managing cash flow. At the time a Portfolio enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolios as unrealized gains or losses.
      Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Portfolio recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.
      For U.S. Federal income tax purposes, the futures transactions undertaken by a Portfolio may cause that Portfolio to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Portfolios. Also, a Portfolio's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Portfolio's taxable income.
      During the period ended February 28, 1999, Focus did not enter into any financial futures contracts.
      At February 28, 1999, open positions in financial futures contracts for Guardian were as follows:

                                                                                               UNREALIZED
   EXPIRATION                             OPEN CONTRACTS                           POSITION    APPRECIATION
----------------------------------------------------------------------------------------------------------
March 1999             1,507   S&P 500 Futures                                        Long     $22,519,480

      At February 28, 1999, Guardian had the following securities deposited in a segregated account to cover margin requirements on open financial futures contracts:

    PRINCIPAL
    AMOUNT                            SECURITY
    -----------------------------------------------------------
    $ 10,205,000      U.S. Treasury Bills, 4.345%, due 4/1/1999

      21,500,000     U.S. Treasury Bills, 4.425%, due 4/22/1999

10) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. Effective June 1, 1998, the Portfolios entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Portfolios receive cash collateral equal to at least 100% of the current market value of the loaned securities. The Portfolios invest the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company pursuant to guidelines approved by Managers Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Portfolios receive a fee, payable monthly, negotiated by the Portfolios and Morgan, based on the number and duration of the lending transactions. At February 28, 1999, the value of the securities loaned and the value of the collateral were as follows:

                                                   VALUE OF
                                                  SECURITIES         VALUE OF
                                                    LOANED          COLLATERAL
--------------------------------------------------------------------------------
FOCUS                                            $  47,933,652     $  48,892,335
GENESIS                                             33,682,579        34,356,306
GUARDIAN                                             6,864,855         7,002,158
MANHATTAN                                          109,520,578       111,711,022
PARTNERS                                            90,283,072        92,088,729

11) REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements with institutions that each Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Portfolio to obtain those securities in the event of a default under the repurchase agreement. A Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Portfolio under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   Each Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except Genesis) pays Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis pays Management a fee for investment management services at the annual rate of 0.85% of the first

$250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Prior to December 15, 1997, Management had voluntarily agreed to waive a portion of the management fee borne directly by Genesis and indirectly by any entity that invested in Genesis to reduce the annual fee by 0.10% per annum of average daily net assets of Genesis. Effective December 15, 1997, the above waiver was terminated.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Portfolio. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between each Portfolio and Morgan, Morgan has agreed to reimburse each Portfolio for transaction costs incurred on security lending transactions charged by the custodian. The impact of these arrangements, respectively, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $162 and $1,632, $166 and $3,536, $315 and $1,624, $116 and
$2,944, and $168 and $1,856, for Focus, Genesis, Guardian, Manhattan, and Partners, respectively.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended February 28, 1999, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and option contracts) as follows:

                                                    PURCHASES             SALES
------------------------------------------------------------------------------------
FOCUS                                            $   397,301,619     $   525,042,028
GENESIS                                              232,202,486         474,841,102
GUARDIAN                                           2,144,893,710       4,020,900,683
MANHATTAN                                            283,532,028         321,578,824
PARTNERS                                           3,272,942,139       3,435,597,084

   During the six months ended February 28, 1999, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                                    OTHER
                                                  NEUBERGER        BROKERS          TOTAL
--------------------------------------------------------------------------------------------
FOCUS                                            $  518,826      $   561,853     $ 1,080,679
GENESIS                                             528,353          536,852       1,065,205
GUARDIAN                                          2,043,446        4,106,527       6,149,973
MANHATTAN                                           195,212          288,686         483,898
PARTNERS                                          4,586,919        3,987,457       8,574,376

NOTE D -- COMBINED LINE OF CREDIT:
   At February 28, 1999, Genesis and Manhattan, were two of the holders of a committed, unsecured $100,000,000 combined line of credit with State Street Bank and Trust Company, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which Genesis and Manhattan each has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Portfolio will have access to the entire $100,000,000 at any particular time. Genesis and Manhattan had no loans outstanding pursuant to this line of credit at February 28, 1999. During the six months ended February 28, 1999, Genesis and Manhattan did not utilize this line of credit.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

FOCUS
                                     BALANCE OF      GROSS        GROSS        BALANCE OF
                                     SHARES HELD   PURCHASES      SALES       SHARES HELD         VALUE
                                     AUGUST 31,       AND          AND        FEBRUARY 28,     FEBRUARY 28,
NAME OF ISSUER:                         1998       ADDITIONS   REDUCTIONS         1999             1999
------------------------------------------------------------------------------------------------------------
ADVANTA Corp. Class A                   948,694          0        150,194          798,500      $ 9,332,469
ADVANTA Corp. Class B                   910,000          0        107,500          802,500        7,272,656
Sierra Health Services**              1,360,000          0      1,360,000                0                0

GENESIS
                                                 BALANCE OF        GROSS           GROSS         BALANCE OF
                                                 SHARES HELD     PURCHASES         SALES         SHARES HELD          VALUE
                                                 AUGUST 31,         AND             AND         FEBRUARY 28,      FEBRUARY 28,
NAME OF ISSUER:                                     1998         ADDITIONS      REDUCTIONS          1999              1999
-------------------------------------------------------------------------------------------------------------------------------
AAR Corp.                                         1,748,650         60,900          28,200         1,781,350      $ 26,942,919
ADAC Laboratories                                 1,003,100         42,200           2,000         1,043,300        18,648,988
Alliant Techsystems                                 648,500         90,600          23,700           715,400        56,650,738
Aviall Inc.                                       1,194,100         50,400               0         1,244,500        17,189,656
DONCASTERS PLC ADR                                  468,300              0               0           468,300         8,283,056
Eltron International**                              420,000              0         420,000                 0                 0
Inprise Corp.                                     2,606,300              0               0         2,606,300        13,031,500
Pameco Corp.**                                      281,800              0         281,800                 0                 0
Primex Technologies                                 235,000        102,000               0           337,000        14,006,563
SOS Staffing Services                               641,900        172,500               0           814,400         7,227,800

GUARDIAN
                                                 BALANCE OF         GROSS           GROSS         BALANCE OF
                                                 SHARES HELD      PURCHASES         SALES         SHARES HELD           VALUE
                                                 AUGUST 31,          AND             AND         FEBRUARY 28,        FEBRUARY 28,
NAME OF ISSUER:                                     1998          ADDITIONS      REDUCTIONS          1999                1999
-----------------------------------------------------------------------------------------------------------------------------------
Cabot Corp.                                       3,841,000               0               0         3,841,000      $     96,745,188
Capital One Financial**                           3,087,900               0       1,001,900         2,086,000           266,225,750
Coltec Industries**                               4,863,900               0       4,863,900                 0                     0
Countrywide Credit Industries**                   6,590,000               0       1,579,200         5,010,800           189,784,050
Foundation Health Systems**                       9,939,900               0       9,939,900                 0                     0
Mark IV Industries**                              2,942,081               0       2,942,081                 0                     0
PacifiCare Health Systems Class B                 1,988,564           7,000               0         1,995,564           144,179,499
Republic Services                                 3,835,000       1,502,000               0         5,337,000            93,063,938
UCAR International**                              2,176,200               0       2,176,200                 0                     0
Wellpoint Health Networks**                       3,674,996          25,000         404,000         3,295,996           259,971,685

 *AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE
  PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.

**AT FEBRUARY 28, 1999, THE ISSUERS OF THESE SECURITIES WERE NO LONGER
  AFFILIATED WITH THE PORTFOLIO.

NOTE F -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of each Portfolio without audit by independent accountants/auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Focus Portfolio

                                             Six Months
                                               Ended
                                            February 28,
                                                1999                             Year Ended August 31,
                                            (UNAUDITED)        1998          1997          1996         1995        1994
                                            ------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                              .51%(2)         .51%          .53%          .54%         --          --
                                            ------------------------------------------------------------------------------
    Net Expenses                                   .51%(2)         .51%          .53%          .54%        .57%        .58%
                                            ------------------------------------------------------------------------------
    Net Investment Income                          .42%(2)         .59%          .54%         1.04%       1.05%       1.16%
                                            ------------------------------------------------------------------------------
Portfolio Turnover Rate                             26%             64%           63%           39%         36%         52%
                                            ------------------------------------------------------------------------------
Net Assets, End of Period (in millions)       $1,638.5        $1,317.5      $1,573.4      $1,122.4      $969.2      $645.0
                                            ------------------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                                             Six Months
                                               Ended
                                            February 28,
                                                1999                            Year Ended August 31,
                                            (UNAUDITED)        1998          1997         1996        1995        1994
                                            ----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                              .74%(2)         .72%          .77%        .85%         --          --
                                            ----------------------------------------------------------------------------
    Net Expenses                                   .74%(2)         .72%(3)       .77%(3)     .85%(3)     .94%(3)     .98%
                                            ----------------------------------------------------------------------------
    Net Investment Income                         1.32%(2)        1.13%          .32%        .27%        .25%        .18%
                                            ----------------------------------------------------------------------------
Portfolio Turnover Rate                             13%             18%           18%         21%         37%         63%
                                            ----------------------------------------------------------------------------
Net Assets, End of Period (in millions)       $1,682.3        $1,812.4      $1,083.7      $259.9      $142.2      $138.6
                                            ----------------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Annualized.

3) Had the investment manager not waived a portion of the management fee, the annualized ratios of net expenses to average daily net assets would have been:

                                        YEAR ENDED AUGUST 31,
                                1998       1997       1996       1995
------------------------------------------------------------------------
Net Expenses                    .74%       .87%       .95%       .97%
                              ------------------------------------------

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                                             Six Months
                                               Ended
                                            February 28,
                                                1999                               Year Ended August 31,
                                            (UNAUDITED)        1998          1997          1996          1995          1994
                                            ----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                              .46%(2)         .46%          .46%          .46%           --            --
                                            ----------------------------------------------------------------------------------
    Net Expenses                                   .46%(2)         .46%          .46%          .46%          .48%          .50%
                                            ----------------------------------------------------------------------------------
    Net Investment Income                         1.07%(2)         .92%          .89%         1.72%         1.72%         1.66%
                                            ----------------------------------------------------------------------------------
Portfolio Turnover Rate                             41%             60%           50%           37%           26%           24%
                                            ----------------------------------------------------------------------------------
Net Assets, End of Period (in millions)       $5,497.5        $5,787.8      $8,758.2      $6,232.5      $4,613.2      $2,480.3
                                            ----------------------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                                             Six Months
                                               Ended
                                            February 28,
                                                1999                          Year Ended August 31,
                                            (UNAUDITED)       1998        1997        1996        1995        1994
                                            ------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                            .58%(2)         .57%        .59%        .58%         --          --
                                            ------------------------------------------------------------------------
    Net Expenses                                 .58%(2)         .57%        .59%        .58%        .59%        .59%
                                            ------------------------------------------------------------------------
    Net Investment Income (Loss)                (.07%)(2)       (.05%)       .20%        .13%        .42%        .53%
                                            ------------------------------------------------------------------------
Portfolio Turnover Rate                           49%             90%         89%         53%         44%         50%
                                            ------------------------------------------------------------------------
Net Assets, End of Period (in millions)       $627.0          $523.4      $621.7      $567.4      $645.4      $521.7
                                            ------------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                                             Six Months
                                               Ended
                                            February 28,
                                                1999                               Year Ended August 31,
                                            (UNAUDITED)        1998          1997          1996          1995          1994
                                            ----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                              .47%(2)         .47%          .48%          .51%           --            --
                                            ----------------------------------------------------------------------------------
    Net Expenses                                   .47%(2)         .47%          .48%          .51%          .53%          .54%
                                            ----------------------------------------------------------------------------------
    Net Investment Income                         1.64%(2)        1.11%         1.05%         1.26%         1.13%          .75%
                                            ----------------------------------------------------------------------------------
Portfolio Turnover Rate                             85%            109%           77%           96%           98%           75%
                                            ----------------------------------------------------------------------------------
Net Assets, End of Period (in millions)       $3,959.8        $3,581.3      $3,575.6      $1,999.6      $1,623.5      $1,340.3
                                            ----------------------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Annualized.

OTHER INFORMATION

DIRECTORY
INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

OFFICERS AND TRUSTEES
Stanley Egener
 CHAIRMAN OF THE BOARD AND TRUSTEE
Lawrence Zicklin
 PRESIDENT AND TRUSTEE
Faith Colish
 TRUSTEE
Howard A. Mileaf
 TRUSTEE
Edward I. O'Brien
 TRUSTEE
John T. Patterson, Jr.
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Cornelius T. Ryan
 TRUSTEE
Gustave H. Shubert
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

-C- 1999 Neuberger Berman Management Inc.

                   Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

[NEUBERGER BERMAN LOGO]

                   NEUBERGER BERMAN MANAGEMENT INC.
                   605 Third Avenue 2nd Floor
                   New York, NY 10158-0180
                   SHAREHOLDER SERVICES
                   800.877.9700
                   INSTITUTIONAL SERVICES
                   800.366.6264
                   WWW.NBFUNDS.COM

                   [RECYCLED LOGO]  NMATR5620499